Exhibit 10.29

May 16, 2008
VistaGen Therapeutics, Inc. 384 Oyster Point Blvd. Suite #8
South San Francisco, CA 94080

RE:     Second Amended and Restated Letter Loan Agreement Ladies and Gentlemen:

RECITALS

    WHEREAS, Platinum Long Term Growth VII, LLC (the "Lender"), and VistaGen Therapeutics, Inc., a California corporation (the "Borrower"-), are parties to that certain Letter Loan Agreement dated June 19, 2007 (the "Original Loan Agreement"'), as amended by that certain Amended and Restated Letter Loan Agreement dated July 2, 2007 (the "Second Loan Agreement," together with the Original Loan Agreement, the "Prior Loan Agreements"), pursuant to which the Lender agreed to loan Three.Million Seven Hundred Fifty Thousand Dollars ($3,750,000) to the Borrower subject to the terms and conditions set forth therein; and

    WHEREAS, the Lender and the Borrower now desire to amend the Second Loan Agreement to provide for additional loans from the Lender to the Borrower for an aggregate principal amount of up to Five Hundred Thousand Dollars ($500,000).

    NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to the Second Amended and Restated Loan Agreement (this "Agreement") hereby agree as follows:

       1. Loans.

             a.           Contemporaneously with the execution of the Prior Loan Agreements, the Lender, on the terms and conditions provided therein, loaned Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000) to or for the benefit of the Borrower (the "Original Loans").

             b.           This Agreement when fully executed will constitute a loan agreement between the Lender and the Borrower, pursuant to which the Lender, on the terms and conditions provided herein, shall initially agree to loan Two Hundred Fifty Thousand Dollars ($250,000) to or for the benefit of the Borrower hereunder (the "Initial Loan") which shall constitute the initial closing (the "Initial Closing"). The Initial Closing shall take place at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto 94304, at 5:00 p.m. local time on May 16, 2008, or such other date as the Lender and the Borrower shall agree.

             c.           Subsequent to the Initial Closing, the Borrower, with the prior written consent of the Lender (which may be withheld in Lender's sole discretion) shall issue additional indebtedness hereunder to the Lender in an amount up to an additional Two Hundred Fifty Thousand Dollars ($250,000) in aggregate principal amount from the Lender (each a "Subsequent Loan," and together with the Initial Loan and the Original Loans, the "Loans"). All additional indebtedness incurred hereunder shall be reflected on Exhibit A-1, which shall be automatically amended without any further action by any party hereto. The closing of the funding of such additional indebtedness shall be held at the offices of Morrison & Foerster LLP, 755 Page Mill Road, Palo Alto 94304, on such dates or at such places as the Borrower and the Lender shall agree upon orally or in writing (which such dates and places, together with the Initial Closing, are designated as the "Closing") The Lender's obligation to make a Loan is subject to the Borrower's fulfillment of each of the applicable conditions set forth in Section 3 hereof (except as otherwise indicated).

       2.       Loan Documents.

             a.           Notes. The Original Loans are each evidenced by Senior Convertible Promissory Bridge Notes issued to the Lender in the principal amount of Two Million Five Hundred Thousand ($2,500,000) and One Million Two Hundred Fifty Thousand ($1,250,000), respectively, copies of which are attached hereto as Exhibit B-l and Exhibit B-2 (each a "Prior Note." and collectively the "Prior Notes"). Concurrent with the execution of this Agreement, the Company shall amend the Prior Notes to provide that (a) each of the New Notes shall be equal in seniority to each of the Prior Notes and to the notes issued pursuant to the New Bridge Loan Agreement (as defined below) and (b) to extend the Maturity Date (as defined in each Prior Note) until December 31, 2009. The Initial Loan and any Subsequent Loan(s) (if issued) shall be evidenced by a Senior Convertible Promissory Bridge Note issued to Lender in the principal amount of such Loan in the form attached hereto as Exhibit B-3 (each such note referred to herein as a "New Note" and together with the Prior Notes, the "Notes"). From time to time upon the funding of indebtedness hereunder, each Subsequent Loan shall be evidenced by a Senior Convertible Promissory Bridge Note issued to the Lender in the principal amount of such Loan in the form of the New Note and shall be a binding obligation of the Borrower upon execution thereof by the Borrower and delivery to the Lender. The principal amount of the Loans and interest thereon, calculated at-the rate of 10% per annum, as provided in the Notes, shall be payable as set forth more particularly therein.

             b.           Warrants. In consideration for the Original Loans, the Borrower, issued to the Lender a warrant to purchase 3,500,000 and 1,750,000 shares, respectively, of the Borrower's Common Stock, copies of which are attached hereto as Exhibit C-l and Exhibit C-2 (each a "Prior Warrant," and collectively, the "Prior Warrants"). Concurrent with the execution of this Agreement, the Company shall amend the Prior Warrants to extend the exercise date of each Prior Warrant such that each Prior Warrant shall expire at 5:00 p.m., Eastern Time, on December 31, 2013. Subject to the terms and conditions of this Agreement, upon the issuance of each New Note by the Borrower to Lender, the Borrower shall issue to Lender a warrant (each such warrant referred to herein as a "New Warrant" and together with the Original Warrant, the "Warrants") in the form of Exhibit C-3 attached to this Agreement, representing the right to purchase up to that number of shares of Common Stock of the Borrower equal to the principal amount of the Loan multiplied by 1.4 (as adjusted pursuant to the terms thereof) pursuant to terms of the New Warrant, with an exercise price of $0.60 per share and a term that shall expire on December 31, 2013, as more fully described in the New Warrant.

             c.           This Agreement, the Notes (as amended) and the Warrants (as amended) are hereinafter collectively referred to as the "Loan Documents."

       3.       Conditions Precedent.

             a. Documents to be Delivered. The obligation of the Lender to make the Initial Loan and each Subsequent Loan is subject to the due execution and delivery by the Borrower (or the Borrower causing the due execution and delivery) to the Lender of each of the following (all documents tobe in form and substance satisfactory to the Lender):

                i.           This Agreement, the New Note, the New Warrant and each other instrument, agreement and document to be executed and/or delivered pursuant to this Agreement and/or the instruments, agreements and documents referred to in this Agreement.

                ii.           A certified copy of the resolutions of the Board of Directors (or if the Board of Directors takes action by unanimous written consent, a copy of such unanimous written consent containing all of the signatures of the members of the Board of Directors) of the Borrower, dated on or before the Initial Closing, authorizing the execution, delivery and performance of the Loan Documents,

             iii. A certificate, dated as of the Initial Closing, signed by an executive officer of the Borrower to the effect that the representations and warranties set forth in Section 5 of this. Agreement are true and correct as of the Initial Closing.

             b.           Consent for the Loans: Amendments to Prior Bridge Documents. The Borrower shall have (i) obtained the consent for the aggregate principal amount of the Loans contemplated by this Agreement as required by that certain Share Sale and Purchase Agreement, dated February 5, 2007, by and between the Borrower and NeuroTherapeutics AB (the "NT Share Agreement"): and (ii) amended the Prior Notes and the senior convertible promissory notes (the "Non-Platinum Notes") issued pursuant to that certain Senior Convertible Bridge Note and Warrant Purchase Agreement dated August 31, 2006, as amended, by and among the Borrower and certain parties thereto (the "Prior Bridge Loan Agreement") to provide that the Prior Notes and the Non-Platinum Notes will be of equal seniority to the Notes issued pursuant to this Agreement and senior in preference to all other indebtedness of the Borrower.

             c.           Absence of Certain Events. A Material Adverse Effect (as defined below) shall not have occurred or be continuing as of the Initial Closing.

       4.       Post Closing Covenants.

             a. Negative Covenants. So long as any indebtedness under any of the Prior Notes or the Notes issued pursuant to this Agreement remain outstanding and has not been converted in accordance with its terms, without the prior written consent of the Lender, the Borrower shall not:

                i.           Additional Indebtedness. Incur or guarantee any additional indebtedness while the Notes are outstanding except for (i) up to $500;000 of indebtedness incurred in the ordinary course of business, (ii) up to $250,000 of indebtedness to additional investors pursuant to the terms and conditions set forth in the Prior Bridge Loan Agreement, and (iii) up to $2,000,000 of indebtedness to additional investors pursuant to the terms and conditions set forth in that certain Senior Convertible Bridge Note and Warrant Purchase Agreement, dated May 16, 2008, as amended from time to time, by and among the Borrower and certain parties thereto (the "New Bridge Loan Agreement").

                ii.           Merger. Without the Lender's prior consent, enter into any consolidation, merger, or other combination (including share exchange), effect any Sale of the Company (as defined in the New Bridge Loan Agreement) or become a partner in a partnership (excluding any research and development entered into with strategic partners in the ordinary course of business), a member of a joint venture, or a member of a limited liability company (but excluding any actions contemplated by the NT Share Agreement and any merger or combination effected exclusively for the purposes of a consolidation with a wholly-owned subsidiary of the Borrower or a change in the domicile of the Borrower).

                iii.           Sale of Assets. Sell, license, transfer or otherwise dispose of any interest in any of the Borrower's assets except for sales of inventory in the ordinary course of business, licenses or sublicenses of rights in intellectual property in the ordinary course of business and sales of obsolete equipment.
                iv.           Distributions. Declare or pay any dividends or make any distribution of any kind on the Borrower's capital stock, or purchase, redeem or otherwise acquire,

directly or indirectly, any shares of the Borrower's capital stock, any options, any convertible securities or other rights to acquire shares of capital stock of the Borrower, except for the repurchase of such securities from former employees of or consultants to the Borrower at the original issue price paid therefor pursuant to contractual rights of the Borrower upon the termination of such employees' or consultants' employment by or provision of service to the Borrower,

                v. No Subsidiaries. Except for: (i) a wholly-owned subsidiary formed for the purpose of a change in domicile of the Borrower, (ii) any subsidiary resulting from the transactions contemplated by the NT Share Agreement, and (iii) a wholly-owned subsidiary to be formed under the laws of Canada for purposes of engaging in certain business activities in Canada, the Borrower will not authorize the formation or acquisition of any additional subsidiaries.

             b. Affirmative Covenants. So long as any indebtedness under the Notes remains outstanding and has not been converted in accordance with their terms, the Borrower shall:

                i.           Compliance with Laws. Comply in all material respects with applicable laws, rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and charges imposed upon it or upon its property by any governmental authority except for good faith contests for which adequate reserves are being maintained.

                ii.           Continuance of Business. Maintain its legal existence, licenses and privileges in good standing under and in compliance with all applicable laws and continue to operate the business currently conducted by the Borrower. Without limiting the generality of the foregoing, the Borrower shall do and cause to be done all things necessary to apply for, preserve, maintain and keep in full force and effect all of its registrations of trademarks, service marks and other marks, trade names and other trade rights, patents, copyrights and other intellectual property in accordance with prudent business practices.

                iii.           Maintenance. Conduct its business in a manner consistent with relevant industry standards, keep its material assets and properties in good working order and condition and make all needful and proper repairs, replacements and improvements thereof so that such business may be properly and prudently conducted at all times.

5.       Representations and Warranties of the Borrower. To' induce the Lender to make the Loans, the Borrower hereby represents and warrants to the Lender that at and as of the date hereof:

             a.           The Borrower has been duly incorporated and is validly existing and in good standing under the laws of the state of California, with full corporate power and authority to own, lease and operate its properties and to conduct its business as currently conducted. The Borrower is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the ability of the Borrower to perform its obligations hereunder or on the business, operations, properties, prospects or financial condition of the Borrower.

             b.           Each of the Loan Documents has been duly authorized, validly executed and delivered on behalf of the Borrower and is a valid, legal and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Borrower has full power and authority to execute and deliver this Agreement and the Loan Documents and to perform its obligations hereunder and thereunder.

             c.           The execution, delivery and performance of this Agreement and the Loan Documents will not (i) conflict with or result in a breach of or a default under any of the terms or provisions of, (A) the Borrower's articles of incorporation or by-laws, or (B) any material provision of any indenture, mortgage, deed of trust or other material agreement or instrument to which the Borrower is a party or by which it or any of its material properties or assets is bound, (ii) result in a violation of any material provision of any law, statute, rule, regulation, or any existing applicable decree, judgment or order by any court, Federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Borrower, or any of its material properties or assets or (iii) result in the creation or imposition of any material lien, charge or encumbrance upon any material property or assets of the Borrower or any of its subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of their property or any of them is subject.

             d.           No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Borrower is required in connection with the valid execution and delivery of this Agreement or the Loan Documents.

             e.           The Borrower has made available to the Lender all information reasonably available to the Borrower that the Lender has requested in connection with the Loans contemplated herein. The Borrower has no actual knowledge that any warranty contained herein, any certificate furnished or to be furnished in accordance with this Agreement, or the written materials furnished by or on behalf of the Borrower to the Lender or its counsel in connection with the transactions contemplated hereby (such materials when taken as a whole), contains any untrue statement of a material fact or, as to the particular matters covered therein, any materially misleading omission; it being understood that the Borrower's private placement memorandum in the form previously furnished to the Lender remains subject to completion and contains information with respect to the Borrower as of the date of the last revision of such memorandum, which date was February 22,2007. Since such date, there has not occurred any event that has or reasonably could be expected to have a material adverse effect on the Borrower's business, operations or prospects.
All statements contained in any certificate delivered by the Borrower to the Lender under this Agreement or any other Loan Document shall constitute representations and warranties made by the Borrower hereunder.

       6.       Representations and Warranties of the Lender.   The Lender hereby represents and warrants to the Borrower that at and as of the date hereof:
             a.           Authorization. This Agreement has been duly authorized, validly executed and delivered on behalf of the Lender and is a valid and binding obligation of the Lender enforceable against the Lender in accordance with its terms, subject to limitations on enforcement by general principles of equity and by bankruptcy or other laws affecting the enforcement of creditors' rights generally, and the Lender has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

             b.           Purchase for Own Account. The Lender is acquiring the Notes, the equity securities issuable upon conversion of the Notes, the Warrants and the securities issuable upon exercise of the Warrants (collectively, the "Securities") solely for its own account and beneficial interest for investment and not as a nominee or agent, and not with a view to the resale or distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

             c.           Information and Sophistication. The Lender has received all the information it has requested from the Borrower and considers necessary or appropriate for deciding whether to acquire the Securities. The Lender further represents that it has had an opportunity to ask questions and receive answers from the Borrower regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given to the Lender.
The Lender further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

             d.           Ability to Bear Economic Risk. The Lender acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

             e.           Accredited Investor. The Lender represents that it is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act").

             f.           Further Limitations on Disposition. Without in any way' limiting the representations set forth above, the Lender further agrees not to make any disposition of all or any portion of the Securities at any time prior to the Qualified Financing (as defined in the Note) unless and until the transferee has agreed in writing for the benefit of the Borrower to be bound by this Section 6(a) through (f) and, until the second anniversary of the date hereof, any other agreement which the purchasers of equity security are required to execute and deliver in connection with the Qualified Financing, and:

                i.           There is then in effect a registration statement under the Act, covering' such proposed disposition and such disposition is made in accordance with such registration statement; or

                ii.           a) The Lender shall have notified the Borrower of the proposed disposition and shall have furnished the Borrower with a detailed statement of the circumstances surrounding the proposed disposition, and
b) if reasonably requested by the Borrower, the Lender shall have furnished the Borrower with an opinion of counsel (at the Borrower's expense); reasonably satisfactory to the Borrower, that such disposition will not require registration of such shares under the Act.

                iii.           Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Lender to a shareholder or partner (or retired partner) of the Lender, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were an original Lender hereunder.

             g.           Lock-Up Agreement The Lender hereby agrees that, during the period of duration specified by the Borrower and an underwriter of common stock or other securities of the Borrower until the second anniversary of the date hereof, following the effective date of a registration statement of the Borrower filed under the Act, it shall not, to the extent requested by the Borrower and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees or affiliates who agree to be similarly bound) any securities of the Borrower held by it at any time during such period except common stock included in such registration statement; provided, however, that:

                i.           such agreement shall be applicable only to the first two such registration statements of the Borrower which cover common stock (or other securities) to be sold on its behalf to the public in an underwritten offering;

                ii.           all officers and directors of the Borrower and all other persons with registration rights enter into similar agreements for the same time period and with the same exceptions;

                iii.           such market stand-off time period shall not exceed one hundred eighty
(180) days; and

                iv.           the obligation to enter into such agreement shall expire and be of no further force and effect on or after June 19,2009.
In order to enforce the foregoing covenant, the Borrower may impose stop-transfer instructions with respect to the Securities of the Lender (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.
Notwithstanding the foregoing, the obligations described in this Section 6 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future.

       7.       Registration Rights.

             a.           Right. If (but without any obligation to do so) the Borrower proposes to register any of its stock or other securities under the Act, as amended, in connection with the Qualified Financing or otherwise, whether for its own account (other than a registration statement filed on Form S-4 or S-8) or the account of others, the Borrower shall, at such time, promptly give the Lender written notice of such registration. Upon the written request of the Lender given within twenty (20) days after mailing of such notice by the Borrower, the Borrower shall, subject to the provisions of Section 7.d, use commercially reasonable efforts to cause to be registered under the Act all of the securities issuable upon conversion of the Notes, whether automatically upon consummation of the Qualified Financing or otherwise (the "Registrable Securities") that the Lender has requested to be registered in the registration statement for the Qualified Financing.

             b.           Right to Terminate Registration. The Borrower shall have the right to terminate or withdraw any registration initiated by it under this Section 7 prior to the effectiveness of such registration whether or not the Lender has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Borrower in accordance with Section 7.c hereof.

             c.           Expenses. The Borrower shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 7.a for the Lender, including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of counsel for the Borrower in its capacity as counsel to the Lender hereunder; if Borrower counsel does not make itself available for this purpose, the Borrower will pay the reasonable fees and disbursements of one counsel for the Lender selected by it but excluding underwriting discounts and commissions relating to Registrable Securities.

             d.           Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Borrower's capital stock, the Borrower shall not be required under Section 7.a to include any of the Lender's securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Borrower and the underwriters selected in accordance herewith, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Borrower. If the total amount of securities, including Registrable Securities, requested to be included by security holders of the Borrower in such offering exceeds the amount of securities sold other than by the Borrower that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Borrower shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling security holder," and any pro-rata , reduction with respect to such "selling security holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling security holder," as defined in this sentence.

             e.           Delay of Registration. The Lender shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

             f.           Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

                i.           To the extent permitted by law, the Borrower will indemnify and hold harmless the Lender, the officers, directors and partners of the Lender, any underwriter (as defined in the Act) for the Lender and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"-), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Borrower of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Borrower will pay to the Lender, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.f.i shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Borrower (which consent shall not be unreasonably withheld or delayed), nor shall the Borrower be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the registration statement by the person being indemnified.

                ii.           To the extent permitted by law and to the extent the Lender is participating in such registration, the Lender will indemnify and hold harmless the Borrower, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Borrower within the meaning of the Act, any underwriter, any other security holder selling securities in such registration statement and any controlling person of any such underwriter or other security holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Lender expressly for use in the registration statement; and the Lender will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 7.f.ii., in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.f.ii. shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Lender, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 7.f.ii. exceed the gross proceeds from such offering received by the Lender.

               iii.           Promptly after receipt by an indemnified party under this Section 7.f. of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying parry under this Section 7.f., deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.f., but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.f..

                iv.           If the indemnification provided for in this Section 7.f. is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with' the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                v.           The obligations of the Borrower and the Lender under this Section 7.f. shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7, and otherwise.

             g.           Assignment. The registration rights described in this Section 7 shall not be assignable without prior written consent of the Borrower, other than to an affiliate of the Lender.

             h.           Termination of Registration Rights.

                i.           The Lender shall not be entitled to exercise any right provided for in this Section 7 after three (3) years following the consummation of the Qualified Financing.

                ii.           In addition, the right of the Lender to request inclusion in any registration pursuant to Section 7 shall terminate on the closing of the first Borrower-initiated registered public offering of common stock of the Borrower if all shares of Registrable Securities held or entitled to be held upon conversion by the Lender may immediately be sold under Rule 144 during any 90-day period, or on such date after the closing of the first Borrower-initiated registered public offering of common stock of the Borrower as all shares of Registrable Securities held or entitled to be held upon conversion by the Lender may immediately be sold under Rule 144 during any 90-day period.

                iii.           Notwithstanding anything in the Agreement to the contrary, if the availability of Rule 144 for sales of Registrable Securities is conditioned upon the Borrower's compliance with Rule 144(i), the Lender's registration rights hereunder shall not terminate unless and until it ceases to hold any Registrable Securities.

       8. Miscellaneous.

             a.           The representations and warranties of the Borrower contained herein shall survive the making of the Initial Loan and any Subsequent Loan and shall remain effective until all indebtedness contemplated hereby shall have been paid by the Borrower in full.

             b.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

             c.           Each of the Borrower and the Lender (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Loan Documents and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Borrower and the Lender consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in the Notes and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 8(c) shall affect or limit any right to serve process in any other manner permitted by law.

             d.           Any forbearance, failure, or delay by the Lender in exercising any right, power, or remedy shall not preclude the further exercise thereof, and all of the Lender's rights, powers; and remedies shall continue in full force and effect until specifically waived in writing by the Lender.

             e.           This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

             f.           The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

             g.           If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

             h.           The Borrower shall reimburse the Lender, on demand, for all reasonable fees and costs incurred by the Lender (including reasonable fees and costs of the Lender's counsel) in connection with the enforcement of the Lender's rights and remedies hereunder. The Borrower has previously reimbursed the Lender for its legal expenses in connection with the issuance of the Prior Notes. If the Lender purchases the New Notes, the Borrower shall, within five business days after the Initial Closing, reimburse the reasonable fees and out-of-pocket expenses of one special counsel for the Lender, not to exceed $10,000.

             i.           This Agreement, the Notes, the Warrants and the other instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

             j. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. The Borrower shall not assign this Agreement or any rights or obligationshereunder without the prior written consent of the Lender. Except as provided herein, the Lender may assign its rights hereunder to any other person or entity without the consent of the Borrower.

             k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

             I. All remedies of the Lender under this Agreement, the Notes, the Warrants and the other Loan Documents (i) are cumulative and concurrent, (ii) may be exercised independently, successively or together with other lenders against the Borrower, (iii) shall not be exhausted by any exercise thereof, but may be exercised as often as occasion therefor may occur, and (iv) shall not be construed to be waived or released by the Lender's delay in exercising, or failure to exercise, them or any of them at any time it may be entitled to do so.

             m.      All notices required hereunder shall be made in accordance with Section 13 of the Notes.

By executing the appropriate signature line below, the Borrower, intending to be legally bound hereby, agrees to the terms and conditions of this Agreement as of the date hereof.

Very truly yours,

LENDER:
PLATINUM LONG TERM GROWTH VII, LLC

By:

Michael Goldberg

Name:

Title:

VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LETTER LOAN AGREEMENT

This Amendment No. 1 to Second Amended and Restated Letter Loan Agreement (the "Amendment") is made as of October/^,, 2009, by and among VistaGen Therapeutics, Inc., a California corporation (the "Company") and Platinum Long Term Growth VII, LLC (the "Lender")

RECITALS

    WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated as of May 16,2008 (the "Agreement"), pursuant to which the Lender purchased Notes and Warrants (each as defined in the Agreement) issued by the Company in accordance with the terms of the Agreement.

    WHEREAS, Section 8.i. of the Agreement provides that no provision of the Agreement may be amended other than by an instrument in writing signed by the Lender.

    WHEREAS, the Company and the Lender now desire to amend the Agreement to increase the aggregate indebtedness that the Company may borrow pursuant to the New Bridge Loan Agreement (as defined in the Agreement) referenced in Section 4.a.i.(iii) from $2,000,000 •to $5,000,000.

    NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the Agreement as set forth herein, and the parties hereto agree as follows:

AMENDMENT

       1.           Definitions. Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Agreement.

       2.           Amendment to Section 4.a.i.(iii). Section 4.a.i.(iii) of the Agreement shall be amended to read in its entirety as follows:
"(iii) up to $5,000,000 of indebtedness to additional investors pursuant to the terms and conditions set forth in that certain Senior Convertible Bridge Note and Warrant Purchase Agreement, dated May 16,2008, as amended from time to time, by and among the Borrower and certain parties thereto (the "New Bridge Loan Agreement")."

       3.           Terms of Agreement. Except as expressly modified hereby,, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

       4. Conflicting Terms. In the event .of any inconsistency or conflict .between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

       5.           Entire Agreement. This Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment. This Amendment riiay be executed in one or more counterparts, each of  which shall be an original and all of which taken together shall constitute one and the. same instrument.                                , •

       6.           Counterparts. This Amendment may be executed in one or more counterparts., each of which shall be an original and all of which taken together shall constitute one and the same instrument. Facsimile counterparts shall be deemed to be originals.

[Remainder of Page Intentionally Left Blank].

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

[Signature Page to Amendment No. 1 Second Amended and Restated Letter Loan. Agreement]
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.
THE COMPANY:

VISTAGEN THERAPEUTICS, INC.

By:

Chief Executive Officer

Address:  3 84 Oyster Point Blvd. Suite #8 South San Francisco, CA 94080

[Signature Page to Amendment No. 1 Second Amended and Restated Letter Loan Agreement]
May 5, 2011
VistaGen Therapeutics, Inc. 384 Oyster Point Blvd. Suite #8
South San Francisco, CA 94080

RE:     Amendment to Letter Loan Agreement Ladies and Gentlemen:

RECITALS

    WHEREAS, Platinum Long Term Growth VII, LLC (the "Lender"), and VistaGen Therapeutics, Inc., a California corporation (the "Borrower"), are parties to that certain Letter Loan Agreement, dated June 19, 2007 (the "Original Loan Agreement"), as amended by that certain Amended and Restated Letter Loan Agreement, dated July 2, 2007 (the "Second Loan Agreement." as amended by that certain Second Amended and Restated Letter Loan Agreement, dated May 16, 2008 (the "Third Loan Agreement." together with the Original Loan Agreement and the Second Loan Agreement, the "Prior Loan Agreements"), pursuant to which the Lender has loaned the aggregate sum of agreed to loan Four Million Dollars ($4,000,000) to the Borrower ("Original Loans");

    WHEREAS, Borrower is contemplating: (i) the sale and issuance of shares of its Common Stock at $1.75 per share, together with warrants to purchase shares of its Common Stock, for aggregate proceeds of not less than $3,000,000 (the "Financing") and (ii) immediately following the Financing, the consummation of a merger with a wholly owned subsidiary of Excaliber Enterprises, Ltd., a Nevada corporation ("Excaliber"), pursuant to which the shares of Common Stock of Borrower will be exchanged for shares of Excaliber, and Borrower will become a wholly owned subsidiary of Excaliber (the "Merger").

    WHEREAS, since the date of the Third Loan Agreement, Borrower has effected a one for ten (10)   reverse split of its Common Stock ("Reverse Split"), and the parties wish to reflect the Reverse Split in the terms of the Third Loan Agreement as provided in this Amendment.

    WHEREAS, the Lender and the Borrower now desire to amend the Third Loan Agreement to provide for: (i) certain amendments to the Notes (as defined in the Third Loan Agreement) and the Warrants (as defined in the Third Loan Agreement) in connection with the Financing and the Merger, and (11)    to reflect the Reverse Split in the Warrants.

    NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to the Third Loan Agreement hereby agree to amend the Third Loan Agreement as follows:

       1.       Effectiveness and Scope of Amendment.

             a.           This Amendment shall only serve to modify and amend those specific provisions to the Third Loan Agreement and those exhibits thereto specifically modified or amended herein. Except as so expressly modified and amended, the Third Loan Agreement and the exhibits thereto shall remain in full force and effect in accordance with the terms thereof.
             b.           This Amendment shall be subject to the closing of the Financing ("Financing Closing") and become effective as of the Financing Closing ("Effective Date").
             c.      Except as provided herein, defined terms set forth in the Third Loan Agreement shall have the same meaning for purposes of this Amendment.

       2.       Amendment of Prior Notes and Warrants.

             a.           Notes. The Original Loans are each evidenced by Senior Convertible Promissory Bridge Notes issued to the Lender in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000), One Million Two Hundred Fifty Thousand Dollars ($1,250,000) and Two Hundred Fifty Thousand Dollars ($250,000), respectively, copies of which are attached hereto as Exhibit A-L Exhibit A-2 and Exhibit A-3 (each a "Prior Note." and collectively the "Prior Notes"). Concurrent with the Financing Closing and effective as of the Effective Date, Borrower shall amend, restate and consolidate each Prior Note into the form of Senior Convertible Promissory Bridge Note as set forth in Exhibit B-l hereto (the "New Note"). Upon receipt of each Prior Note marked cancelled, Borrower shall execute and deliver to Lender the New Note.

             b.           Adjustment of Warrants After Reverse Split and Financing. Following and as a result of the Reverse Split and after giving effect to the Financing, the number of shares of Common Stock for which each Warrant shall be exercisable and the Warrant Price shall be adjusted as provided in Sections 5 and 6 of each Warrant so that: (i) the currently outstanding Warrant, dated June 19, 2007, for 3,500,000 shares of Common Stock shall be exercisable for 350,000 shares of Common Stock at a Warrant Price of $1.50, (ii) the currently outstanding Warrant, dated July 2, 2007, for 1,750,000 shares of Common Stock shall be exercisable for 175,000 shares of Common Stock at a Warrant Price of $1.50, and (iii) the currently outstanding Warrant, dated May 16, 2008, for 350,000 shares of Common Stock shall exercisable for 35,000 shares of Common Stock at a Warrant Price of $1.50.

             c.           Changes to Notes after Closing of the Merger. Effective as of the closing of the Merger, references in Section 1, 2, 3, 4 and 5 of the Note to the Company shall thereafter be deemed to be references to Excaliber (with respect to the convertibility features of the Note) or Excaliber and the Company on a joint and several basis (with respect to payment obligations under the Note), provided that, the funding received by the Company in the Financing shall be deemed to be received by Excaliber for the purpose of determining if a Qualified Financing has occurred and the terms thereof. Upon and as a condition to the Merger, Excaliber shall expressly agree with Platinum to be jointly and severally liable for the Company's obligations under the Note (the "Confirmation"). For the avoidance of doubt, it is understood and agreed that, following the Merger, the Note shall convert into Common Stock of Excaliber, and appropriate and equitable adjustment to the Fixed Conversion Price set forth therein shall be made so that the Lender shall have the right thereafter to convert the Note into such number of shares of Common Stock of Excaliber that the Lender would have received had it converted the Note in full immediately prior to the Merger (without giving effect to any beneficial ownership limitation set forth therein), subject to subsequent adjustments as set forth in the Note.

             d.           Adjustment to Warrants After Closing of Merger. Effective as of the closing of the Merger (and after giving effect to the adjustments described in Section 2(b) above), the following adjustments shall be made in accordance with Section 4 of each Warrant to the securities acquirable on the exercise of the Warrants: (i) the currently outstanding Warrant, dated June 19, 2007, initially for 3,500,000 shares of Common Stock shall be exercisable for 175,000 shares of Excaliber Common Stock at a Warrant Price of $3.00 , (ii) the currently outstand Warrant, dated July 2, 2007, initially for 1,750,000 shares of Common Stock shall be exercisable for 87,500 shares of Excaliber Common Stock at a Warrant Price of $3.00, and (iii) the currently outstanding Warrant, dated May 16, 2008, initially for 350,000 shares of Common Stock shall exercisable for 17,500 shares of Excaliber Common Stock at a Warrant Price of $3.00. The Company has disclosed to the Lender that Excaliber intends to effect a two for one stock split on or about May 11, 2011, at which point (i) the currently outstanding Warrant, dated June 19, 2007, for 3,500,000 shares of Common Stock shall be exercisable for 350,000 shares of Common Stock at a Warrant Price of $1.50, (ii) the currently outstanding Warrant, dated July 2, 2007, for 1,750,000 shares of Common Stock shall be exercisable for 175,000 shares of Common Stock at a Warrant Price of $1.50, (iii) the currently outstanding Warrant, dated May 16, 2008, for 350,000 shares of Common Stock shall exercisable for 35,000 shares of Common Stock at a Warrant Price of $1.50 and (iv) the Fixed Conversion Price under the Note shall be $1.75.

       3.           Consent to Merger. Effective upon receipt of the Confirmation and the Conversion Warrants, Lender consents to the consummation of the Merger in accordance with Section 4(a)(ii) of the Third Loan Agreement on the terms set forth in the draft Merger Agreement provided to the Lender. Lender shall further execute a consent to the Merger as a shareholder of Borrower.

       4.           Termination of Provisions. The parties hereto acknowledge and agree that Sections 6(f) and 6(g) of the Third Loan Agreement terminated pursuant to their respective terms on or about July 2, 2009; provided, however, that the foregoing amendment shall not be deemed to limit Borrower's ability to require compliance by Lender with the Act in any sale or disposition of the Securities.

       5.           Issuance of Conversion Warrant. Upon the Financing Closing, the Company shall issue to the Lender a common stock purchase warrant to purchase     [(125% of P&I under Note/1.75) * .25) shares, in substantially the same form as that being issued to the investors in the Financing (the "Conversion Warrant"), provided that such Conversion Warrant shall only be exercisable with respect to shares thereunder to the extent the Lender has converted the Note into four times as many shares (A) prior to such exercise or partial exercise of the Conversion Warrant and (B) prior to any automatic conversion of the Note pursuant to Section 1 of the Note. It is understood and agreed that, in the event of an automatic conversion of the Note pursuant to Section 1 thereof based on the price and securities issued in the Financing (i.e., in the event the Financing, or subsequent transaction on the same terms, is deemed to be the lowest per share price for purposes of the Qualified Financing), the Lender shall be entitled to receive substantially the same warrants (and on the same terms and conditions) issued to the investors in the Financing with respect to then Outstanding Balance under the Note and that any portion of the Conversion Warrant that was exercisable prior to such automatic conversion pursuant to the provisions of the preceding sentence shall remain exercisable in accordance with the terms of the Conversion Warrant. The Company agrees that the Lender may, in its discretion, deem the Financing to be the "lowest per share price" for purposes of the automatic conversion set forth in Section 1 of the Note.

       6.           Counterparts. This Amendment may be executed in one or more counterparts, allof which shall be considered one and the same agreement and, subject to the terms hereof, shallbe effective when counterparts have been signed by each party and delivered to the other party.By executing the appropriate signature line below, the Borrower, intending to be legally bound hereby, agrees to the terms and conditions of this Amendment as of the date hereof.

Very truly yours,

LENDER:
PLATINUM LONG TERM GROWTH VII, LLC

By:
Name:

Title:

VISTAGEN THERAPEUTICS, INC.

Exhibit A-l
Prior Note dated June 19, 2007

THIS NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

VISTAGEN THERAPEUTICS, INC.

Senior Convertible Promissory Bridge Note

U.S. $2,500,000 Issuance Date:  June 19, 2007
No.: 07- Maturity Date: June 30, 2008

FOR VALUE RECEIVED, VistaGen Therapeutics, Inc., a California corporation (the “Company”), hereby promises to pay to the order of Platinum Long Term Growth VII, LLC or any permitted holder of this Senior Convertible Promissory Bridge Note (the “Payee”), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), with interest on the unpaid principal balance hereof at a rate equal to ten percent (10%) per annum commencing on the date hereof, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Senior Convertible Promissory Bridge Note (this “Note”).  This Note is being issued pursuant to the terms and conditions of that certain Letter Loan Agreement dated June 19, 2007, by and between the Company and Payee (the “Loan Agreement”). This Note, together with approximately $1,425,000 of senior convertible promissory notes, with accrued interest, previously issued by the Company (the “Original Bridge Notes”) shall rank senior in preference or priority to all outstanding and future Indebtedness of the Company.

1. Automatic Conversion of Principal and Interest; Cash Payment Option.

(a) Automatic Conversion. Subject to the Payee’s Cash Payment Option (as defined in Section 1(b) below) and Section 4 hereof, upon the closing by the Company of an equity or equity based financing or a series of equity financings following the Issuance Date resulting in gross proceeds to the Company totaling at least $5,000,000 whereby the Company, prior to or concurrent with the completion of such financing(s), is or becomes a Public Company (as defined below) (a “Qualified Financing”), the outstanding principal amount of this Note together with all accrued and unpaid interest hereunder (the “Outstanding Balance”) shall be automatically converted, at the closing and on the same terms and conditions of the Qualified Financing, into such securities, including warrants of the Company, as are issued in the Qualified Financing (the “Qualified Financing Securities”), the number of which shall be determined in accordance with one of the following two formulas, as selected by the Payee in its sole discretion: (A) (the Outstanding Balance as of the closing of the Qualified Financing x (1.25) / (the per security price of the securities sold in the Qualified Financing (valued at the lowest per share price if more than one transaction constitutes the Qualified Financing)), or (B) (the Outstanding Balance as of the closing of the Qualified Financing) / (the per share price of a share of the Company’s common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined in Section 3 below) (the “Automatic Conversion Formula”); provided, however, that, without the consent of the Holder, no such automatic conversion shall pa-1169746

occur with respect to a portion of the Note unless and until the shares issuable to the Holder pursuant to the conversion of such portion of the Note are freely tradable as herein provided (the “Equity Conditions”).  For purposes of the foregoing definition of the Equity Conditions and notwithstanding any restriction on transfer imposed by Section 6(g) of the Loan Agreement, shares issuable to Holder pursuant to a conversion of the Note shall be deemed freely tradable if: (A) the Company is then a Public Company, and (B) such shares (as to all or any portion thereof upon or immediately following conversion): (i) have been issued to Holder pursuant to a registration statement declared effective under the Securities Act, including, without limitation, any such registration statement declared effective in connection with the Qualified Financing, (ii) are registered for resale pursuant to a then effective registration statement declared effective under the Securities Act (and the Company believes, in good faith, that such effectiveness shall continue for the foreseeable future); or (iii) can be sold in any ninety (90) day period without registration under the Securities Act in compliance with Rule 144 promulgated thereunder, including, without limitation, the volume limitations with respect to such sales as contained in paragraph (e) of Rule 144 to the extent applicable.  The principal amounts of this Note and the Original Bridge Notes shall not be included in determining the threshold amount for a Qualified Financing.  Upon such automatic conversion, the Payee shall be deemed to be a purchaser in the Qualified Financing and shall be granted all rights, including registration rights afforded to an investor in the Qualified Financing. In the event that the Payee for any reason fails to inform the Company of the Automatic Conversion Formula it desires to use to determine the number of Qualified Financing Securities it will receive pursuant to this Section 1(a), the Outstanding Balance will be converted using the Automatic Conversion Formula that results in the Payee receiving the highest number of Qualified Financing Securities issuable to the Payee upon closing of the Qualified Financing. For purposes of this Section 1, “Public Company” shall mean the Company or the successor of the Company after the occurrence of a Public Event. “Public Event” shall mean the date upon which the Company becomes a publicly traded company or it or any successor is owned by a publicly traded company, by way or merger, share exchange or otherwise.  Any balance on this Note that has not converted under this Section 1(a) because the Equity Conditions have not occurred shall thereafter automatically convert upon satisfaction of the Equity Conditions (to the extent the same has not previously been converted pursuant to Section 3 hereof).

(b) Cash Payment in Lieu of Automatic Conversion.

(i)           Qualified Financing Notice.  In anticipation of, and prior to, the  consummation of the Qualified Financing, and no later than five (5) business days prior to the date on which the Company or its successor files the initial S-1 registration statement with the Securities and Exchange Commission (the “SEC”) to the extent such a registration statement is being filed in connection with the Qualified Financing, the Company shall deliver a notice to the Payee in accordance with Section 13 of this Note (the “Qualified Financing Notice”) stating (i) its bona fide intention to consummate the Qualified Financing, and (ii) the principal terms upon which it proposes to consummate the Qualified Financing;

(ii)           Cash Payment.  In lieu of automatic conversion of the entire Outstanding Balance upon the closing of the Qualified Financing in accordance with Section 1(a) above, the Payee may, at its option (whether or not the Equity Conditions will be satisfied), elect to receive a cash payment from the Company (the “Cash Payment Option”) as partial satisfaction of the Outstanding Balance in accordance with the table set forth below (the “Cash Payment”) by delivering written notice to the Company no later than three (3) business days after receipt of the Qualified Financing Notice by the Payee (the “Cash Payment Notice”), which Cash Payment Notice may be rescinded by the Payee on 15 days’ prior written notice; provided, however, that the Cash Payment Notice may not be rescinded if delivered within 15 days of the closing of the Qualified Financing:

pa-1169746

Gross Proceeds from Qualified Financing	Amount of Cash Payment	Outstanding Balance satisfied by virtue of Cash Payment
$5,000,000 to $10,000,000	$500,000.00	$400,000.00
Greater than $10,000,000	$750,000.00	$600,000.00

(iii)           Delivery.  If the Payee elects to exercise the Cash Payment Option in accordance with Section 1(b)(ii) above, the Company shall deliver the Cash Payment to the Payee no later than four (4) business days following the closing of the Qualified Financing;

(iv)           Automatic Conversion of Remaining Outstanding Balance.  Any portion of the Outstanding Balance not otherwise satisfied by virtue of the Cash Payment delivered to the Payee by the Company in accordance with this Section 1(b) shall automatically be converted into Qualified Financing Securities upon the closing of the Qualified Financing in accordance with Section 1(a) above (subject, however, to the satisfaction of the Equity Conditions, as set forth in Section 1(a) hereof); and

(v)           Failure to Deliver Cash Payment Notice.  In the event that the Payee fails to deliver the Cash Payment Notice to the Company in a timely manner for any reason, the entire Outstanding Balance, without any further action by the Payee, shall automatically be converted into Qualified Financing Securities upon the closing of the Qualified Financing in accordance with Section 1(a) above (subject, however, to the satisfaction of the Equity Conditions, as set forth in Section 1(a) hereof).

2. Issuance of Warrants.  In consideration of the loan evidenced by this Note, upon the execution and delivery of this Note, the Company shall issue to the Payee Bridge Common Stock Warrants to purchase 3,500,000 shares of the Company’s common stock in the form attached as Exhibit A.

3. Voluntary Conversion of Principal and Interest. Subject to the terms and conditions of this Section 3 and provided this Note remains outstanding, at any time and from time to time prior to the Maturity Date (as defined below), the Payee shall have the right, at the Payee’s option, to convert all or a portion of the Outstanding Balance (the “Conversion Option”) into such number of fully paid and non-assessable shares of the Company’s common stock (the “Conversion Shares”) as is determined in accordance with the following formula: (the Outstanding Balance as of the date of the exercise of the Conversion Option) / the lesser of (i) the price per share of the most recent Equity or Equity Linked Financing (as defined below), (ii) the price per share of any Equity or Equity Linked Financing the Company enters into (“Subsequent Financing”) or (iii) the per share price of a share of the Company’s common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined below); provided, however, that in the event that the Payee elects to convert all or a portion of the Outstanding Balance pursuant to this Section 3 at any time after the Qualified Financing but prior to the satisfaction of the Equity Conditions as set forth in Section 1(a) hereof, such amount shall convert into the number of Conversion Shares determined in accordance with the Automatic Conversion Formula.  If the Payee desires to exercise the Conversion Option, the Payee shall, by personal delivery or nationally-recognized overnight carrier, surrender the original of this Note and give written notice to the Company (the “Conversion Notice”), which Conversion Notice shall (a) state the Payee’s election to exercise the Conversion Option, and (b) provide for a representation and warranty of the Payee to the Company that, as of the date of the Conversion Notice, the Payee has not assigned or otherwise transferred all or any portion of the Payee’s rights under this Note to any third parties.  The Company shall, as soon as practicable thereafter, issue and deliver to the Payee the number of Conversion Shares to which the Payee shall be entitled upon exercise of the Conversion Option.  Notwithstanding anything to the contrary contained in this Section 3, the Company shall have the

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right, at the Company’s option, on or prior to the consummation of the Qualified Financing (but not thereafter), to pay all or a portion of the accrued and unpaid interest due and payable to Payee upon Payee’s exercise of the Conversion Option in cash.  For purposes of this Agreement, (y) “Equity and Equity Linked Financing” shall mean the issuance and sale by the Company of its equity securities, the primary purpose of which is to raise capital for the Company, provided, however, that an Equity and Equity Linked Financing shall not be deemed to include the following issuances:  (1) shares of common stock issuable or issued to employees, independent contractors, consultants, directors or vendors of the Company directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors of the Company; (2) shares of common stock issued for the purpose of (I) a joint venture, technology licensing or research and development activity, (II) distribution or manufacture of the Company’s products or services, or (III) any other transaction involving a corporate partner that is for a purpose other than raising capital through the sale of equity securities; (3) shares of common stock issuable upon conversion of shares of preferred stock outstanding on the date hereof at the conversion price determined in accordance with the Company’s amended and restated articles of incorporation in effect as of the date hereof; (4) securities issued for the acquisition of another company by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization; (5) securities issued as a dividend or distribution on preferred stock; (6) securities issued as a dividend on common stock where the Company declares or pays a common stock dividend on the preferred stock in the same manner as declared or paid on the common stock; (7) shares of common stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of preferred stock will be converted to common stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such public offering; (8) shares of common stock issuable or shares of preferred stock issuable upon conversion or exercise of options, warrants, notes or other securities or rights granted pursuant to a loan or commercial lease transaction outstanding on the date hereof at the conversion price determined in accordance with the Company’s amended and restated articles of incorporation in effect as of the date hereof; or (9) by way of dividend or other distribution on shares of common stock excluded from the definition of additional stock by the foregoing clauses (1), (2), (3), (4), (5), (6), (7), (8) or this clause (9), and (z) “Fully-Diluted Basis” shall mean the total number of shares of common stock of the Company then issued and outstanding, assuming (1) the conversion of all preferred stock convertible into common stock; and (2) the exercise of  warrants to purchase 9,566,756 shares of common stock outstanding as of the date of the Note, assuming an exercise price of $.60 per share with respect to the warrants issued to the holders of the Original Bridge Notes; and (iii) the exercise of 6,336,050 options to purchase common stock issued pursuant to the Company’s stock option plans as of the date of this Note.

4. Ownership Cap and Certain Conversion Restrictions. Notwithstanding anything to the contrary set forth in this Note, if the number of shares of Common Stock to be issued pursuant to any conversion contemplated by this Note would exceed, when aggregated with all other shares of Common Stock owned by the Payee at such time, the number of shares of Common Stock which would result in the Payee beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, then the portion of the Outstanding Balance that upon conversion would cause the Payee to own in excess of 9.99% of the then issued and outstanding shares of Common Stock shall, at the Holder’s option, either (i) convert into the same number of shares of an alternative security of the Company as determined by the Board of Directors of the Borrower in the exercise of its fiduciary duties that would not otherwise result in Payee beneficially owning in excess of 9.99% of the then issued and outstanding shares of Common Stock of the Company, which security shall be convertible into the same number of shares of Common Stock (subject to an appropriate limitation on conversion to limit beneficial ownership to 9.99%) and provide typical protection in the even of merger, stock splits, and related transactions; or (b) remain outstanding (but with no additional interest accrued thereafter if, and only if, the Equity Conditions are satisfied), but such excess shall not be convertible until such portion of the Outstanding Balance can be converted into shares of the Company’s Common Stock without causing the Payee to beneficially own in excess of 9.99% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Note providing the Borrower with sixty-one (61) days notice (the “Waiver Notice”) that such Holder would like to waive this Section 4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

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5. Most Favored Nations Exchange Right.  So long as this Note remains outstanding, if the Company enters into any Subsequent Financing on terms more favorable than the terms governing this Note, then the Payee in its sole discretion may exchange this Note (including principal and accrued interest hereunder) for the securities issued or to be issued in the Subsequent Financing.

6. Principal and Interest Payments.

(a) In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of this Note, the Company shall repay the entire principal balance then outstanding under this Note on June 30, 2008 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an additional one year in its sole discretion.

(b) Interest on the outstanding principal balance of this Note shall accrue at a rate of ten percent (10%) per annum commencing on the date hereof, which interest shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.  In the event a Qualified Financing is not completed and to the extent the Payee has not exercised the Conversion Option, all accrued and unpaid interest due under this Note shall be payable on the Maturity Date (as the same may be extended pursuant to subsection (a) above) by the Company in cash.  Furthermore, upon the occurrence of an Event of Default (as defined below), then to the extent permitted by applicable law, the Company will pay interest to the Payee on the then outstanding principal balance of the Note from the date of the Event of Default until this Note is paid in full at the rate of fifteen percent (15%) per annum.

(c) Prepayment of principal under this Note without the express written consent of the Payee is not permitted. The Company may at any time, prior to the Qualified Transaction (but not thereafter unless the Equity Conditions are satisfied) without the consent of the Payee, pay accrued interest in cash.

7. Non-Business Days.  Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

8. Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a) the Company shall fail to make the payment of any principal amount outstanding for a period of ten (5) days after the date such payment shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or

(b) the Company shall fail to make the payment of any accrued and unpaid interest for a period of ten (5) days after the date such interest shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or

(c) any material breach by the Company of any representations or warranties or covenants or other obligations of the Company here under or in the Loan Agreement or Warrant; or

(d) the holder of any indebtedness of the Company shall accelerate any payment of any amount or amounts of principal or interest on any such indebtedness (the “Indebtedness”) (other than with respect to this Note and notes of like tenor) prior to its stated maturity or payment date, the aggregate principal amount of which Indebtedness is in excess of $150,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within fifteen (15) business days of such acceleration; or

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(e) A judgment or judgments for the payment of money shall be rendered against the Company for an amount in excess of $150,000 in the aggregate (net of any applicable insurance coverage) for all such judgments that shall remain unpaid for a period of thirty (30) consecutive days or more after its entry or issue or that shall not be discharged, released, dismissed, stayed or bonded (due to an appeal or otherwise) within the thirty (30) consecutive day period after its entry or issue; or

(f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code, as amended (the “Bankruptcy Code”) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, or (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic); or

(g) a proceeding or case shall be commenced in respect of the Company without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) consecutive days.

9. Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, declare by written notice to the Company, the entire unpaid principal balance of this Note together with all interest accrued and unpaid hereon, due and payable without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company may exercise or otherwise enforce any one or more of the Payee’s rights, powers, privileges, remedies and interests under this Note or applicable law.  No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Notwithstanding anything to the contrary contained in this Note, Payee agrees that its rights and remedies hereunder are limited to receipt of cash or shares of the Company’s common stock in the amounts described herein.

10. Replacement.  Upon receipt of a duly executed and notarized written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

11. Parties in Interest; Transferability.  This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred or sold, pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company (other than to an affiliate of the Payee), which consent will not be unreasonably withheld.

12. Amendments.  This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

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13. Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Address of the Payee:	Platinum Long Term Growth VII, LLC
152 West 57th Street
54th Floor
New York, NY 10019
Attention: Michael Goldberg, M.D.
Tel. No.: (212) 271-7895
Fax No.: (212) 582-2424

Address of the Company:                                 VistaGen Therapeutics, Inc.
384 Oyster Point Blvd., Suite #8
South San Francisco, CA 94080
Attention: Chief Executive Officer
Tel. No.: (650) 244-9990
Fax No.: (650) 244-9991

14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.  This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

15. Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate.  Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

17. Failure or Delay Not Waiver.  No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

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18. Enforcement Expenses.  The Company agrees to pay all reasonable costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses.

19. Binding Effect.  The obligations of the Company and the Payee set forth herein shall be absolute and binding upon the successors and permitted assigns of each such party.

20. Compliance with Securities Laws.  The Payee acknowledges and agrees that this Note and the securities issuable upon the conversion of this Note, is being, and will be, acquired solely for the Payee’s own account and not as a nominee for any other party, and for investment purposes only and not with a view to the resale or distribution of any part thereof, and that the Payee shall not offer, sell or otherwise dispose of this Note or the securities issuable upon the conversion of this Note other than in compliance with applicable federal and state laws.  The Payee understands that this Note and the securities issuable upon the conversion of this Note are “restricted securities” under applicable federal and state securities laws and that such securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Payee represents and warrants to the Company that the Payee is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.  This Note and any Note issued in substitution or replacement therefore, and the securities issuable upon the conversion of this Note, shall be stamped or imprinted with a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

21. Severability.  The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

22. Consent to Jurisdiction.  Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 13 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by applicable law.

23. Waivers.  Except as otherwise specifically provided herein, the Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and does hereby consent to any number of renewals or extensions of the time for payment hereof and agrees that any such renewals or extensions may be made without notice and without affecting its liability herein, AND DOES HEREBY WAIVE TRIAL BY JURY.  No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

24. Assignment.  The Company shall not have the right to assign its rights and obligations hereunder or any interest herein.

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

VISTAGEN THERAPEUTICS, INC.

By:
Name:  H. Ralph Snodgrass
Title:  President

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 1 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 1 to Convertible Promissory Note (the “Amendment”) is made as of July 2, 2007, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Letter Loan Agreement dated as of June 19, 2007 (the “Agreement”), pursuant to which the Lender loaned $2,500,000 to the Company and the Company issued to the Lender a senior convertible promissory note dated June 19, 2007 representing the aggregate principal amount of $2,500,000 (the “Original Platinum Note”) and a warrant to purchase shares of the Company’s Common Stock (the “Original Warrant”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender have agreed to amend and restate the Agreement (the “Amended Agreement”) to provide for an additional loan from the Lender to the Company of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) in exchange for a new senior convertible promissory note representing the aggregate principal amount of $1,250,000 (the “New Note”) and a another warrant to purchase shares of the Company’s Common Stock (the “New Warrant”) in accordance with the terms of the Amended Agreement.

WHEREAS, the Lender and the Company now desire to amend the Original Platinum Note to provide that the New Note will be equal in seniority to the Original Platinum Note and certain other indebtedness of the Company.
WHEREAS, Section 12 of the Original Platinum Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the Original Platinum Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Original Platinum Note.

2. Amendment to the Original Platinum Note.

2.1 Amendment to First Paragraph. The last sentence of first paragraph of the Original Platinum Note shall be amended and restated to read in its entirety as follows:

“This Note, together with the New Note and approximately $1,675,000 of senior convertible promissory notes, with accrued interest, previously issued or to be issued by the Company (the “Original Bridge Notes”) shall rank senior in preference or priority to all outstanding and future indebtedness of the Company.”

3. Terms of Original Platinum Note.  Except as expressly modified hereby, all terms, conditions and provisions of the Original Platinum Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the Original Platinum Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
THE COMPANY:

VISTAGEN THERAPEUTICS, INC.

By:         ______________________________
H. Ralph Snodgrass, President

Address:        384 Oyster Point Blvd.
Suite #8
South San Francisco, CA 94080

[Signature Page to Amendment No. 1 to Senior Convertible Promissory Bridge Note]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LENDER:

PLATINUM GROWTH FUND VII, LLC

By: ______________________________________
Its: ______________________________________

[Signature Page to Amendment No. 1 to Senior Convertible Promissory Bridge Note]

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 2 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 2 to Convertible Promissory Note (the “Amendment”) is made as of May 16, 2008, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Letter Loan Agreement dated as of June 19, 2007, as amended and restated by that certain Amended and Restated Letter Loan Agreement dated July 2, 2007 (the “Prior Agreement”), pursuant to which the Lender loaned the Company $2,500,000 on June 19, 2007 and $1,250,000 on July 2, 2007 and the Company issued to the Lender a senior convertible promissory note dated June 19, 2007 (the “Original Platinum Note”) and a senior convertible promissory note dated July 2, 2007 (the “Subsequent Platinum Note”) and two warrants to purchase 3,500,000 shares and 1,750,000 shares of the Company’s Common Stock, respectively, (hereinafter, the “Initial Warrant” and the “Subsequent Platinum Warrant”, respectively) in accordance with the terms of the Prior Agreement.

WHEREAS, the Company and the Lender have agreed to amend and restate the Prior Agreement (the “Amended Agreement”) to provide the Company with the opportunity to borrow up to an aggregate of Five Hundred Thousand Dollars ($500,000), from time to time, in exchange for new senior convertible promissory notes (each a “New Note”) representing the amount of indebtedness incurred at such Closing (as defined in the Amended Agreement) and new warrants to purchase shares of the Company’s Common Stock (the “New Warrant”), as soon as reasonably practicable after the date of the issuance of each New Note, in accordance with the terms of the Amended Agreement.

WHEREAS, the Lender and the Company now desire to amend the Original Platinum Note to provide that the New Notes will be equal in seniority to the Original Platinum Note, Subsequent Platinum Note and certain other indebtedness of the Company.
WHEREAS, Section 12 of the Original Platinum Note provides that the note may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the Original Platinum Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Original Platinum Note.

2. Amendment to the Original Platinum Note.

2.1 Amendment to First Paragraph. The last sentence of first paragraph of the Original Platinum Note shall be amended and restated to read in its entirety as follows:

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“This Note, together with (a) the Senior Convertible Promissory Bridge Notes representing an aggregate principal amount of up to $500,000 issued by the Company to the Payee pursuant to that certain Loan Agreement between the Company and the Payee dated May 16, 2008, (b) the Senior Convertible Promissory Bridge Note dated July 2, 2007, representing an aggregate principal amount of $1,250,000 issued by the Company to the Payee, (c) approximately $2,010,341 of senior convertible promissory notes, with accrued interest, previously issued or to be issued by the Company pursuant to that certain Senior Convertible Bridge Note and Warrant Purchase Agreement dated August 31, 2006, as amended by that certain Amendment No. 1 to Senior Convertible Note and Warrant Purchase Agreement dated January 31, 2007, as amended by that certain Amendment No. 2 to Senior Convertible Bridge Note and Warrant Purchase Agreement and Amendment No. 1 to Convertible Promissory Note and Warrant to Purchase Common Stock dated June 11, 2007, as amended by that certain Amendment No. 2 to Convertible Promissory Note dated June 27, 2007 (the “Original Bridge Notes”), and (d) the approximately $2,000,000 of senior convertible promissory notes, to be issued by the Company pursuant to the Senior Convertible Promissory Bridge Note and Warrant Agreement dated May 16, 2008 (the “New Bridge Notes”) shall rank senior in preference or priority to all outstanding and future Indebtedness of the Company.”

2.2 Amendment to Section 6. Section 6(a) of the Original Platinum Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2009 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of Original Platinum Note.  Except as expressly modified hereby, all terms, conditions and provisions of the Original Platinum Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the Original Platinum Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE COMPANY:

VISTAGEN THERAPEUTICS, INC.

By:______________________________
Franklin Rice
Executive Vice President Finance and Administration

Address:	384 Oyster Point Blvd.
Suite #8
South San Francisco, CA 94080

[Signature Page to Amendment No. 2 to Senior Convertible Promissory Bridge Note]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LENDER:

PLATINUM LONG TERM GROWTH VII, LLC

By: ______________________________________
Its: ______________________________________

[Signature Page to Amendment No. 2 to Senior Convertible Promissory Bridge Note]

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 3 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 3 to Senior Convertible Promissory Bridge Note (the “Amendment”) is made as of December 30, 2009, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, as amended by that certain Amendment No. 1 to Second Amended and Restated Letter Loan Agreement dated October 14, 2009 (the “Agreement”), pursuant to which the Company issued to the Lender a senior convertible promissory note dated June 19, 2007 in the aggregate principal amount of $2,500,000 (the “June 19 Note”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender now desire to amend the June 19 Note to extend the Maturity Date (as defined in the June 19 Note) from December 31, 2009 to December 31, 2010.

WHEREAS, Section 12 of the June 19 Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the June 19 Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the June 19 Note.

2. Amendment to Section 6(a) of the June 19 Note. Section 6(a) of the June 19 Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2010 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of June 19 Note.  Except as expressly modified hereby, all terms, conditions and provisions of the June 19 Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the June 19 Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Facsimile counterparts shall be deemed to be originals.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	LENDER:

 VISTAGEN THERAPEUTICS, INC.                                               PLATINUM LONG TERM GROWTH VII, LLC

 By:______________________________     By:______________________________________
 Shawn Singh
 Chief Executive Officer                                  Its: ______________________________________

[Signature Page to Amendment No. 3 to Senior Convertible Promissory Bridge Note]

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 4 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 4 to Senior Convertible Promissory Bridge Note (the “Amendment”) is made as of December ___, 2010, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, as amended by that certain Amendment No. 1 to Second Amended and Restated Letter Loan Agreement dated October 16, 2009 (the “Agreement”), pursuant to which the Company issued to the Lender a senior convertible promissory note dated June 19, 2007 in the aggregate principal amount of $2,500,000 (as amended, the “June 19 Note”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender now desire to further amend the June 19 Note to extend the Maturity Date (as defined in the June 19 Note) from December 31, 2010 to December 31, 2011.

WHEREAS, Section 12 of the June 19 Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the June 19 Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the June 19 Note.

2. Amendment to Section 6(a) of the June 19 Note. Section 6(a) of the June 19 Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2011 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of June 19 Note.  Except as expressly modified hereby, all terms, conditions and provisions of the June 19 Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the June 19 Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Facsimile counterparts shall be deemed to be originals.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	LENDER:

VISTAGEN THERAPEUTICS, INC.                                 PLATINUM LONG TERM GROWTH VII, LLC

 By:___________________________           By:______________________________
 Shawn K. Singh, JD
 Chief Executive Officer                              Its: _____________________________

[Signature Page to Amendment No. 4 to Senior Convertible Promissory Bridge Note]

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Exhibit A-2

Prior Note dated July 2, 2007

THIS NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

VISTAGEN THERAPEUTICS, INC.

Senior Convertible Promissory Bridge Note

U.S. $1,250,000 Issuance Date:  July 2, 2007
 Maturity Date: June 30, 2008

FOR VALUE RECEIVED, VistaGen Therapeutics, Inc., a California corporation (the “Company”), hereby promises to pay to the order of Platinum Long Term Growth VII, LLC or any permitted holder of this Senior Convertible Promissory Bridge Note (the “Payee”), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), with interest on the unpaid principal balance hereof at a rate equal to ten percent (10%) per annum commencing on the date hereof, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Senior Convertible Promissory Bridge Note (this “Note”).  This Note is being issued pursuant to the terms and conditions of that certain Amended and Restated Letter Loan Agreement dated July 2, 2007, by and between the Company and Payee (the “Loan Agreement”). This Note, together with the Senior Convertible Promissory Note dated June 19, 2007 representing an aggregate principal amount of $2,500,000 issued by the Company to the Payee and approximately $1,675,000 of senior convertible promissory notes, with accrued interest, previously issued or to be issued by the Company (the “Original Bridge Notes”) shall rank senior in preference or priority to all outstanding and future Indebtedness of the Company.

1. Automatic Conversion of Principal and Interest; Cash Payment Option.

(a) Automatic Conversion. Subject to the Payee’s Cash Payment Option (as defined in Section 1(b) below) and Section 4 hereof, upon the closing by the Company of an equity or equity based financing or a series of equity financings following the Issuance Date resulting in gross proceeds to the Company totaling at least $5,000,000 whereby the Company, prior to or concurrent with the completion of such financing(s), is or becomes a Public Company (as defined below) (a “Qualified Financing”), the outstanding principal amount of this Note together with all accrued and unpaid interest hereunder (the “Outstanding Balance”) shall be automatically converted, at the closing and on the same terms and conditions of the Qualified Financing, into such securities, including warrants of the Company, as are issued in the Qualified Financing (the “Qualified Financing Securities”), the number of which shall be determined in accordance with one of the following two formulas, as selected by the Payee in its sole discretion: (A) (the Outstanding Balance as of the closing of the Qualified Financing x (1.25) / (the per security price of the securities sold in the Qualified Financing (valued at the lowest per share price if more than one transaction constitutes the Qualified Financing)), or (B) (the Outstanding

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Balance as of the closing of the Qualified Financing) / (the per share price of a share of the Company’s common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined in Section 3 below) (the “Automatic Conversion Formula”); provided, however, that, without the consent of the Holder, no such automatic conversion shall occur with respect to a portion of the Note unless and until the shares issuable to the Holder pursuant to the conversion of such portion of the Note are freely tradable as herein provided (the “Equity Conditions”).  For purposes of the foregoing definition of the Equity Conditions and notwithstanding any restriction on transfer imposed by Section 6(g) of the Loan Agreement, shares issuable to Holder pursuant to a conversion of the Note shall be deemed freely tradable if: (A) the Company is then a Public Company, and (B) such shares (as to all or any portion thereof upon or immediately following conversion): (i) have been issued to Holder pursuant to a registration statement declared effective under the Securities Act, including, without limitation, any such registration statement declared effective in connection with the Qualified Financing, (ii) are registered for resale pursuant to a then effective registration statement declared effective under the Securities Act (and the Company believes, in good faith, that such effectiveness shall continue for the foreseeable future); or (iii) can be sold in any ninety (90) day period without registration under the Securities Act in compliance with Rule 144 promulgated thereunder, including, without limitation, the volume limitations with respect to such sales as contained in paragraph (e) of Rule 144 to the extent applicable.  The principal amounts of this Note and the Original Bridge Notes shall not be included in determining the threshold amount for a Qualified Financing.  Upon such automatic conversion, the Payee shall be deemed to be a purchaser in the Qualified Financing and shall be granted all rights, including registration rights afforded to an investor in the Qualified Financing. In the event that the Payee for any reason fails to inform the Company of the Automatic Conversion Formula it desires to use to determine the number of Qualified Financing Securities it will receive pursuant to this Section 1(a), the Outstanding Balance will be converted using the Automatic Conversion Formula that results in the Payee receiving the highest number of Qualified Financing Securities issuable to the Payee upon closing of the Qualified Financing. For purposes of this Section 1, “Public Company” shall mean the Company or the successor of the Company after the occurrence of a Public Event. “Public Event” shall mean the date upon which the Company becomes a publicly traded company or it or any successor is owned by a publicly traded company, by way or merger, share exchange or otherwise.  Any balance on this Note that has not converted under this Section 1(a) because the Equity Conditions have not occurred shall thereafter automatically convert upon satisfaction of the Equity Conditions (to the extent the same has not previously been converted pursuant to Section 3 hereof).
(b) Cash Payment in Lieu of Automatic Conversion.

(i)           Qualified Financing Notice.  In anticipation of, and prior to, the  consummation of the Qualified Financing, and no later than five (5) business days prior to the date on which the Company or its successor files the initial S-1 registration statement with the Securities and Exchange Commission (the “SEC”) to the extent such a registration statement is being filed in connection with the Qualified Financing, the Company shall deliver a notice to the Payee in accordance with Section 13 of this Note (the “Qualified Financing Notice”) stating (i) its bona fide intention to consummate the Qualified Financing, and (ii) the principal terms upon which it proposes to consummate the Qualified Financing;

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(ii)           Cash Payment.  In lieu of automatic conversion of the entire Outstanding Balance upon the closing of the Qualified Financing in accordance with Section 1(a) above, the Payee may, at its option (whether or not the Equity Conditions will be satisfied), elect to receive a cash payment from the Company (the “Cash Payment Option”) as partial satisfaction of the Outstanding Balance in accordance with the table set forth below (the “Cash Payment”) by delivering written notice to the Company no later than three (3) business days after receipt of the Qualified Financing Notice by the Payee (the “Cash Payment Notice”), which Cash Payment Notice may be rescinded by the Payee on 15 days’ prior written notice; provided, however, that the Cash Payment Notice may not be rescinded if delivered within 15 days of the closing of the Qualified Financing:

Gross Proceeds from Qualified Financing	Amount of Cash Payment	Outstanding Balance satisfied by virtue of Cash Payment
$5,000,000 to $10,000,000	$250,000.00	$200,000.00
Greater than $10,000,000	$375,000.00	$300,000.00

(iii)           Delivery.  If the Payee elects to exercise the Cash Payment Option in accordance with Section 1(b)(ii) above, the Company shall deliver the Cash Payment to the Payee no later than four (4) business days following the closing of the Qualified Financing;

(iv)           Automatic Conversion of Remaining Outstanding Balance.  Any portion of the Outstanding Balance not otherwise satisfied by virtue of the Cash Payment delivered to the Payee by the Company in accordance with this Section 1(b) shall automatically be converted into Qualified Financing Securities upon the closing of the Qualified Financing in accordance with Section 1(a) above (subject, however, to the satisfaction of the Equity Conditions, as set forth in Section 1(a) hereof); and

(v)           Failure to Deliver Cash Payment Notice.  In the event that the Payee fails to deliver the Cash Payment Notice to the Company in a timely manner for any reason, the entire Outstanding Balance, without any further action by the Payee, shall automatically be converted into Qualified Financing Securities upon the closing of the Qualified Financing in accordance with Section 1(a) above (subject, however, to the satisfaction of the Equity Conditions, as set forth in Section 1(a) hereof).

2. Issuance of Warrants.  In consideration of the loan evidenced by this Note, upon the execution and delivery of this Note, the Company shall issue to the Payee Bridge Common Stock Warrants to purchase 1,750,000 shares of the Company’s common stock in the form attached as Exhibit A.

3. Voluntary Conversion of Principal and Interest. Subject to the terms and conditions of this Section 3 and provided this Note remains outstanding, at any time and from time to time prior to the Maturity Date (as defined below), the Payee shall have the right, at the Payee’s option, to convert all or a portion of the Outstanding Balance (the “Conversion Option”) into such number of fully paid and non-assessable shares of the Company’s common stock (the “Conversion Shares”) as is determined in accordance with the following formula: (the Outstanding Balance as of the date of the exercise of the Conversion Option) / the lesser of (i) the price per share of the most recent Equity or Equity Linked Financing (as defined below), (ii) the price per share of any Equity or Equity Linked Financing the Company enters into (“Subsequent Financing”) or (iii) the per share price of a share of the Company’s common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined below); provided, however, that in the event that the Payee elects to convert all or a portion of the Outstanding Balance pursuant to this Section 3 at any time after the Qualified Financing but prior to the satisfaction of the Equity Conditions as set forth in Section 1(a) hereof, such amount shall convert into the number of Conversion Shares determined in accordance with the Automatic Conversion Formula.  If the Payee desires to exercise the Conversion Option, the Payee shall, by personal delivery or nationally-recognized overnight carrier, surrender the original

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of this Note and give written notice to the Company (the “Conversion Notice”), which Conversion Notice shall (a) state the Payee’s election to exercise the Conversion Option, and (b) provide for a representation and warranty of the Payee to the Company that, as of the date of the Conversion Notice, the Payee has not assigned or otherwise transferred all or any portion of the Payee’s rights under this Note to any third parties.  The Company shall, as soon as practicable thereafter, issue and deliver to the Payee the number of Conversion Shares to which the Payee shall be entitled upon exercise of the Conversion Option.  Notwithstanding anything to the contrary contained in this Section 3, the Company shall have the right, at the Company’s option, on or prior to the consummation of the Qualified Financing (but not thereafter), to pay all or a portion of the accrued and unpaid interest due and payable to Payee upon Payee’s exercise of the Conversion Option in cash.  For purposes of this Agreement, (y) “Equity and Equity Linked Financing” shall mean the issuance and sale by the Company of its equity securities, the primary purpose of which is to raise capital for the Company, provided, however, that an Equity and Equity Linked Financing shall not be deemed to include the following issuances:  (1) shares of common stock issuable or issued to employees, independent contractors, consultants, directors or vendors of the Company directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors of the Company; (2) shares of common stock issued for the purpose of (I) a joint venture, technology licensing or research and development activity, (II) distribution or manufacture of the Company’s products or services, or (III) any other transaction involving a corporate partner that is for a purpose other than raising capital through the sale of equity securities; (3) shares of common stock issuable upon conversion of shares of preferred stock outstanding on the date hereof at the conversion price determined in accordance with the Company’s amended and restated articles of incorporation in effect as of the date hereof; (4) securities issued for the acquisition of another company by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization; (5) securities issued as a dividend or distribution on preferred stock; (6) securities issued as a dividend on common stock where the Company declares or pays a common stock dividend on the preferred stock in the same manner as declared or paid on the common stock; (7) shares of common stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of preferred stock will be converted to common stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such public offering; (8) shares of common stock issuable or shares of preferred stock issuable upon conversion or exercise of options, warrants, notes or other securities or rights granted pursuant to a loan or commercial lease transaction outstanding on the date hereof at the conversion price determined in accordance with the Company’s amended and restated articles of incorporation in effect as of the date hereof; or (9) by way of dividend or other distribution on shares of common stock excluded from the definition of additional stock by the foregoing clauses (1), (2), (3), (4), (5), (6), (7), (8) or this clause (9), and (z) “Fully-Diluted Basis” shall mean the total number of shares of common stock of the Company then issued and outstanding, assuming (1) the conversion of all preferred stock convertible into common stock; and (2) the exercise of  warrants to purchase 9,566,756 shares of common stock outstanding as of the date of the Note, assuming an exercise price of $.60 per share with respect to the warrants issued to the holders of the Original Bridge Notes; and (iii) the exercise of 6,336,050 options to purchase common stock issued pursuant to the Company’s stock option plans as of the date of this Note.
4. Ownership Cap and Certain Conversion Restrictions. Notwithstanding anything to the contrary set forth in this Note, if the number of shares of Common Stock to be issued pursuant to any conversion contemplated by this Note would exceed, when aggregated with all other shares of Common Stock owned by the Payee at such time, the number of shares of Common Stock which would result in the Payee beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, then the portion of the Outstanding Balance that upon conversion would cause the Payee to own in excess of 9.99% of the then issued and outstanding shares of Common Stock shall, at the Holder’s option, either (i) convert into the same number of shares of an alternative security of the Company as determined by the Board of Directors of the Borrower in the exercise of its fiduciary duties that would not otherwise result in Payee beneficially owning in excess of 9.99% of the then issued and outstanding shares of Common Stock of the Company, which security shall be convertible into the same number of shares of Common Stock (subject to an appropriate limitation on conversion to limit beneficial ownership to 9.99%) and provide typical protection in the even of merger, stock splits, and related transactions; or (b) remain outstanding (but with no additional interest accrued thereafter if, and only if, the Equity Conditions are satisfied), but such excess shall not be convertible until such portion of the Outstanding Balance can be converted into shares of the Company’s Common Stock without causing the Payee to beneficially own in excess of 9.99% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Note providing the Borrower with sixty-one (61) days notice (the “Waiver Notice”) that such Holder would like to waive this Section 4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

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5. Most Favored Nations Exchange Right.  So long as this Note remains outstanding, if the Company enters into any Subsequent Financing on terms more favorable than the terms governing this Note, then the Payee in its sole discretion may exchange this Note (including principal and accrued interest hereunder) for the securities issued or to be issued in the Subsequent Financing.

6. Principal and Interest Payments.

(a) In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of this Note, the Company shall repay the entire principal balance then outstanding under this Note on June 30, 2008 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an additional one year in its sole discretion.

(b) Interest on the outstanding principal balance of this Note shall accrue at a rate of ten percent (10%) per annum commencing on the date hereof, which interest shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.  In the event a Qualified Financing is not completed and to the extent the Payee has not exercised the Conversion Option, all accrued and unpaid interest due under this Note shall be payable on the Maturity Date (as the same may be extended pursuant to subsection (a) above) by the Company in cash.  Furthermore, upon the occurrence of an Event of Default (as defined below), then to the extent permitted by applicable law, the Company will pay interest to the Payee on the then outstanding principal balance of the Note from the date of the Event of Default until this Note is paid in full at the rate of fifteen percent (15%) per annum.

(c) Prepayment of principal under this Note without the express written consent of the Payee is not permitted. The Company may at any time, prior to the Qualified Transaction (but not thereafter unless the Equity Conditions are satisfied) without the consent of the Payee, pay accrued interest in cash.

7. Non-Business Days.  Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

8. Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a) the Company shall fail to make the payment of any principal amount outstanding for a period of ten (5) days after the date such payment shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or

(b) the Company shall fail to make the payment of any accrued and unpaid interest for a period of ten (5) days after the date such interest shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or

(c) any material breach by the Company of any representations or warranties or covenants or other obligations of the Company here under or in the Loan Agreement or Warrant; or

(d) the holder of any indebtedness of the Company shall accelerate any payment of any amount or amounts of principal or interest on any such indebtedness (the “Indebtedness”) (other than with respect to this Note and notes of like tenor) prior to its stated maturity or payment date, the aggregate principal amount of which Indebtedness is in excess of $150,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within fifteen (15) business days of such acceleration; or

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(e) A judgment or judgments for the payment of money shall be rendered against the Company for an amount in excess of $150,000 in the aggregate (net of any applicable insurance coverage) for all such judgments that shall remain unpaid for a period of thirty (30) consecutive days or more after its entry or issue or that shall not be discharged, released, dismissed, stayed or bonded (due to an appeal or otherwise) within the thirty (30) consecutive day period after its entry or issue; or

(f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code, as amended (the “Bankruptcy Code”) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, or (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic); or

(g) a proceeding or case shall be commenced in respect of the Company without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) consecutive days.

9. Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, declare by written notice to the Company, the entire unpaid principal balance of this Note together with all interest accrued and unpaid hereon, due and payable without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company may exercise or otherwise enforce any one or more of the Payee’s rights, powers, privileges, remedies and interests under this Note or applicable law.  No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Notwithstanding anything to the contrary contained in this Note, Payee agrees that its rights and remedies hereunder are limited to receipt of cash or shares of the Company’s common stock in the amounts described herein.

10. Replacement.  Upon receipt of a duly executed and notarized written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

11. Parties in Interest; Transferability.  This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred or sold, pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company (other than to an affiliate of the Payee), which consent will not be unreasonably withheld.

12. Amendments.  This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

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13. Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Address of the Payee:	Platinum Long Term Growth VII, LLC
152 West 57th Street
54th Floor
New York, NY 10019
Attention: Michael Goldberg, M.D.
Tel. No.: (212) 271-7895
Fax No.: (212) 582-2424

Address of the Company:                                 VistaGen Therapeutics, Inc.
384 Oyster Point Blvd., Suite #8
South San Francisco, CA 94080
Attention: Chief Executive Officer
Tel. No.: (650) 244-9990
Fax No.: (650) 244-9991

14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.  This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

15. Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate.  Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

17. Failure or Delay Not Waiver.  No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

18. Enforcement Expenses.  The Company agrees to pay all reasonable costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses.

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19. Binding Effect.  The obligations of the Company and the Payee set forth herein shall be absolute and binding upon the successors and permitted assigns of each such party.

20. Compliance with Securities Laws.  The Payee acknowledges and agrees that this Note and the securities issuable upon the conversion of this Note, is being, and will be, acquired solely for the Payee’s own account and not as a nominee for any other party, and for investment purposes only and not with a view to the resale or distribution of any part thereof, and that the Payee shall not offer, sell or otherwise dispose of this Note or the securities issuable upon the conversion of this Note other than in compliance with applicable federal and state laws.  The Payee understands that this Note and the securities issuable upon the conversion of this Note are “restricted securities” under applicable federal and state securities laws and that such securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Payee represents and warrants to the Company that the Payee is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.  This Note and any Note issued in substitution or replacement therefore, and the securities issuable upon the conversion of this Note, shall be stamped or imprinted with a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

21. Severability.  The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

22. Consent to Jurisdiction.  Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 13 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by applicable law.

23. Waivers.  Except as otherwise specifically provided herein, the Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and does hereby consent to any number of renewals or extensions of the time for payment hereof and agrees that any such renewals or extensions may be made without notice and without affecting its liability herein, AND DOES HEREBY WAIVE TRIAL BY JURY.  No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

24. Assignment.  The Company shall not have the right to assign its rights and obligations hereunder or any interest herein.

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

VISTAGEN THERAPEUTICS, INC.

By:
Name:  H. Ralph Snodgrass, Ph.D.
Title:  President

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 1 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 1 to Convertible Promissory Note (the “Amendment”) is made as of May 16, 2008, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Letter Loan Agreement dated as of June 19, 2007, as amended and restated by that certain Amended and Restated Letter Loan Agreement dated July 2, 2007 (the “Prior Agreement”), pursuant to which the Lender loaned the Company $2,500,000 on June 19, 2007 and $1,250,000 on July 2, 2007 and the Company issued to the Lender a senior convertible promissory note dated June 19, 2007 (the “Original Platinum Note”) and a senior convertible promissory note dated July 2, 2007 (the “Subsequent Platinum Note”) and two warrants to purchase 3,500,000 shares and 1,750,000 shares of the Company’s Common Stock, respectively, (hereinafter, the “Initial Warrant” and the “Subsequent Platinum Warrant”, respectively) in accordance with the terms of the Prior Agreement.

WHEREAS, the Company and the Lender have agreed to amend and restate the Prior Agreement (the “Amended Agreement”) to provide the Company with the opportunity to borrow up to an aggregate of Five Hundred Thousand Dollars ($500,000), from time to time, in exchange for new senior convertible promissory notes (each a “New Note”) representing the amount of indebtedness incurred at such Closing (as defined in the Amended Agreement) and new warrants to purchase shares of the Company’s Common Stock (the “New Warrant”), as soon as reasonably practicable after the date of the issuance of each New Note, in accordance with the terms of the Amended Agreement.

WHEREAS, the Lender and the Company now desire to amend the Subsequent Platinum Note to provide that the New Notes will be equal in seniority to the Original Platinum Note, Subsequent Platinum Note and certain other indebtedness of the Company.

WHEREAS, Section 12 of the Subsequent Platinum Note provides that the note may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the Subsequent Platinum Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the Subsequent Platinum Note.

2. Amendment to the Subsequent Platinum Note.

2.1 Amendment to First Paragraph. The last sentence of first paragraph of the Subsequent Platinum Note shall be amended and restated to read in its entirety as follows:

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“This Note, together with (a) the Senior Convertible Promissory Bridge Notes representing an aggregate principal amount of up to $500,000 issued by the Company to the Payee pursuant to that certain Second Amended and Restated Letter Loan Agreement between the Company and the Payee dated May 16, 2008, (b) the Senior Convertible Promissory Bridge Note dated June 19, 2007, representing an aggregate principal amount of $2,500,000 issued by the Company to the Payee, (c) approximately $2,010,341 of senior convertible promissory notes, with accrued interest, previously issued or to be issued by the Company pursuant to that certain Senior Convertible Bridge Note and Warrant Purchase Agreement dated August 31, 2006, as amended by that certain Amendment No. 1 to Senior Convertible Note and Warrant Purchase Agreement dated January 31, 2007, as amended by that certain Amendment No. 2 to Senior Convertible Bridge Note and Warrant Purchase Agreement and Amendment No. 1 to Convertible Promissory Note and Warrant to Purchase Common Stock dated June 11, 2007, as amended by that certain Amendment No. 2 to Convertible Promissory Note dated June 27, 2007  (the “Original Bridge Notes”), and (d) the approximately $2,000,000 of senior convertible promissory notes, to be issued by the Company pursuant to the Senior Convertible Promissory Bridge Note and Warrant Agreement dated May 16, 2008 (the “New Bridge Notes”) shall rank senior in preference or priority to all outstanding and future Indebtedness of the Company.”

2.2 Amendment to Section 6. Section 6(a) of the Subsequent Platinum Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2009 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of Subsequent Platinum Note.  Except as expressly modified hereby, all terms, conditions and provisions of the Subsequent Platinum Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the Subsequent Platinum Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.
THE COMPANY:

VISTAGEN THERAPEUTICS, INC.

By:	______________________________
Franklin Rice
Executive Vice President Finance and Administration

Address:        384 Oyster Point Blvd.
Suite #8
South San Francisco, CA 94080

[Signature Page to Amendment No. 1 to Senior Convertible Promissory Bridge Note]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

LENDER:

PLATINUM LONG TERM GROWTH VII, LLC

By: ______________________________________
Its: ______________________________________

[Signature Page to Amendment No. 1 to Senior Convertible Promissory Bridge Note]

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 2 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 2 to Senior Convertible Promissory Bridge Note (the “Amendment”) is made as of December 30, 2009, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, as amended by that certain Amendment No. 1 to Second Amended and Restated Letter Loan Agreement dated October 14, 2009 (the “Agreement”), pursuant to which the Company issued to the Lender a senior convertible promissory note dated July 2, 2007 in the aggregate principal amount of $1,250,000 (the “July 2 Note”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender now desire to amend the July 2 Note to extend the Maturity Date (as defined in the July 2 Note) from December 31, 2009 to December 31, 2010.

WHEREAS, Section 12 of the July 2 Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the July 2 Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the July 2 Note.

2. Amendment to Section 6(a) of the July 2 Note. Section 6(a) of the July 2 Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2010 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of July 2 Note.  Except as expressly modified hereby, all terms, conditions and provisions of the July 2 Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the July 2 Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Facsimile counterparts shall be deemed to be originals.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	LENDER:

 VISTAGEN THERAPEUTICS, INC.                                                                                     PLATINUM LONG TERM GROWTH VII, LLC

 By:______________________________     By:______________________________________
 Shawn Singh
 Chief Executive Officer                                Its: ______________________________________

[Signature Page to Amendment No. 2 to Senior Convertible Promissory Bridge Note]

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VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 3 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 3 to Senior Convertible Promissory Bridge Note (the “Amendment”) is made as of December ___, 2010, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, as amended by that certain Amendment No. 1 to Second Amended and Restated Letter Loan Agreement dated October 16, 2009 (the “Agreement”), pursuant to which the Company issued to the Lender a senior convertible promissory note dated July 2, 2007 in the aggregate principal amount of $1,250,000 (as amended, the “July 2 Note”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender now desire to further amend the July 2 Note to extend the Maturity Date (as defined in the July 2 Note) from December 31, 2010 to December 31, 2011.

WHEREAS, Section 12 of the July 2 Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the July 2 Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the July 2 Note.
2. Amendment to Section 6(a) of the July 2 Note. Section 6(a) of the July 2 Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2011 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of July 2 Note.  Except as expressly modified hereby, all terms, conditions and provisions of the July 2 Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the July 2 Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Facsimile counterparts shall be deemed to be originals.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	LENDER:

 VISTAGEN THERAPEUTICS, INC.  LLC                PLATINUM LONG TERM GROWTH VII,

 By:__________________________             By:_________________________________
 Shawn K. Singh, JD
 Chief Executive Officer                               Its: _________________________________

[Signature Page to Amendment No. 3 to Senior Convertible Promissory Bridge Note]

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Exhibit A-3

Prior Note dated May 16, 2008

THIS NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

VISTAGEN THERAPEUTICS, INC.

Senior Convertible Promissory Bridge Note

U.S. $250,000 Issuance Date:  May 16, 2008
 Maturity Date: December 31, 2009

FOR VALUE RECEIVED, VistaGen Therapeutics, Inc., a California corporation (the “Company”), hereby promises to pay to the order of Platinum Long Term Growth VII, LLC or any permitted holder of this Senior Convertible Promissory Bridge Note (the “Payee”), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Two Hundred Fifty Thousand Dollars ($250,000), with interest on the unpaid principal balance hereof at a rate equal to ten percent (10%) per annum commencing on the date hereof, in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Senior Convertible Promissory Bridge Note (this “Note”).  This Note is being issued pursuant to the terms and conditions of that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, by and between the Company and Payee (the “Loan Agreement”). This Note, together with (a) the Senior Convertible Promissory Bridge Note dated June 19, 2007, representing an aggregate principal amount of $2,500,000 issued by the Company to the Payee, (b) the Senior Convertible Promissory Bridge Note dated July 2, 2007, representing an aggregate principal amount of $1,250,000 issued by the Company to the Payee, (c) approximately $2,010,341 of senior convertible promissory notes, with accrued interest, previously issued or to be issued by the Company pursuant to that certain Senior Convertible Bridge Note and Warrant Purchase Agreement dated August 31, 2006, as amended by that certain Amendment No. 1 to Senior Convertible Note and Warrant Purchase Agreement dated January 31, 2007, as amended by that certain Amendment No. 2 to Senior Convertible Bridge Note and Warrant Purchase Agreement and Amendment No. 1 to Convertible Promissory Note and Warrant to Purchase Common Stock dated June 11, 2007, as amended by that certain Amendment No. 2 to Convertible Promissory Note dated June 27, 2007, (the “Original Bridge Notes”), (d) up to $2,000,000 of senior convertible promissory notes, issued or to be issued by the Company pursuant to the Senior Convertible Promissory Bridge Note and Warrant Agreement dated May 16, 2008 (the “New Bridge Notes”) in substantially the form and containing the terms and conditions presented to the Holder on the date hereof, and (e) any note issued to the Payee evidencing a Subsequent Loan under the Loan Agreement, shall rank senior in preference or priority to all outstanding and future Indebtedness of the Company.

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1. Automatic Conversion of Principal and Interest; Cash Payment Option.

(a) Automatic Conversion. Subject to the Payee’s Cash Payment Option (as defined in Section 1(b) below) and Section 4 hereof, upon the closing by the Company of an equity or equity based financing or a series of equity financings following the Issuance Date resulting in gross proceeds to the Company totaling at least $5,000,000 whereby the Company, prior to or concurrent with the completion of such financing(s), is or becomes a Public Company (as defined below) (a “Qualified Financing”), the outstanding principal amount of this Note together with all accrued and unpaid interest hereunder (the “Outstanding Balance”) shall be automatically converted, at the closing and on the same terms and conditions of the Qualified Financing, into such securities, including warrants of the Company, as are issued in the Qualified Financing (the “Qualified Financing Securities”), the number of which shall be determined in accordance with one of the following two formulas, as selected by the Payee in its sole discretion: (A) (the Outstanding Balance as of the closing of the Qualified Financing x (1.25) / (the per security price of the securities sold in the Qualified Financing (valued at the lowest per share price if more than one transaction constitutes the Qualified Financing)), or (B) (the Outstanding Balance as of the closing of the Qualified Financing) / (the per share price of a share of the Company’s common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined in Section 3 below) (the “Automatic Conversion Formula”); provided, however, that, without the consent of the Holder, no such automatic conversion shall occur with respect to a portion of the Note unless and until the shares issuable to the Holder pursuant to the conversion of such portion of the Note are freely tradable as herein provided (the “Equity Conditions”).  For purposes of the foregoing definition of the Equity Conditions and notwithstanding any restriction on transfer imposed by Section 6(g) of the Loan Agreement, shares issuable to Holder pursuant to a conversion of the Note shall be deemed freely tradable if: (A) the Company is then a Public Company, and (B) such shares (as to all or any portion thereof upon or immediately following conversion): (i) have been issued to Holder pursuant to a registration statement declared effective under the Securities Act, including, without limitation, any such registration statement declared effective in connection with the Qualified Financing, (ii) are registered for resale pursuant to a then effective registration statement declared effective under the Securities Act (and the Company believes, in good faith, that such effectiveness shall continue for the foreseeable future); or (iii) can be sold in any ninety (90) day period without registration under the Securities Act in compliance with Rule 144 promulgated thereunder, including, without limitation, the volume limitations with respect to such sales as contained in paragraph (e) of Rule 144 to the extent applicable.  The principal amounts of this Note and the Original Bridge Notes shall not be included in determining the threshold amount for a Qualified Financing.  Upon such automatic conversion, the Payee shall be deemed to be a purchaser in the Qualified Financing and shall be granted all rights, including registration rights afforded to an investor in the Qualified Financing. In the event that the Payee for any reason fails to inform the Company of the Automatic Conversion Formula it desires to use to determine the number of Qualified Financing Securities it will receive pursuant to this Section 1(a), the Outstanding Balance will be converted using the Automatic Conversion Formula that results in the Payee receiving the highest number of Qualified Financing Securities issuable to the Payee upon closing of the Qualified Financing. For purposes of this Section 1, “Public Company” shall mean the Company or the successor of the Company after the occurrence of a Public Event. “Public Event” shall mean the date upon which the Company becomes a publicly traded company or it or any successor is owned by a publicly traded company, by way or merger, share exchange or otherwise.  Any balance on this Note that has not converted under this Section 1(a) because the Equity Conditions have not occurred shall thereafter automatically convert upon satisfaction of the Equity Conditions (to the extent the same has not previously been converted pursuant to Section 3 hereof).

(b) Cash Payment in Lieu of Automatic Conversion.

(i)           Qualified Financing Notice.  In anticipation of, and prior to, the  consummation of the Qualified Financing, and no later than five (5) business days prior to the date on which the Company or its successor files the initial S-1 registration statement with the Securities and Exchange Commission (the “SEC”) to the extent such a registration statement is being filed in connection with the Qualified Financing, the Company shall deliver a notice to the Payee in accordance with Section 13 of this Note (the “Qualified Financing Notice”) stating (i) its bona fide intention to consummate the Qualified Financing, and (ii) the principal terms upon which it proposes to consummate the Qualified Financing;

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(ii)           Cash Payment.  In lieu of automatic conversion of the entire Outstanding Balance upon the closing of the Qualified Financing in accordance with Section 1(a) above, the Payee may, at its option (whether or not the Equity Conditions will be satisfied), elect to receive a cash payment from the Company (the “Cash Payment Option”) as partial satisfaction of the Outstanding Balance in accordance with the table set forth below (the “Cash Payment”) by delivering written notice to the Company no later than three (3) business days after receipt of the Qualified Financing Notice by the Payee (the “Cash Payment Notice”), which Cash Payment Notice may be rescinded by the Payee on 15 days’ prior written notice; provided, however, that the Cash Payment Notice may not be rescinded if delivered within 15 days of the closing of the Qualified Financing:

Gross Proceeds from Qualified Financing	Amount of Cash Payment	Outstanding Balance satisfied by virtue of Cash Payment
$5,000,000 to $10,000,000	$50,000.00	$40,000.00
Greater than $10,000,000	$75,000.00	$60,000.00

(iii)           Delivery.  If the Payee elects to exercise the Cash Payment Option in accordance with Section 1(b)(ii) above, the Company shall deliver the Cash Payment to the Payee no later than four (4) business days following the closing of the Qualified Financing;

(iv)           Automatic Conversion of Remaining Outstanding Balance.  Any portion of the Outstanding Balance not otherwise satisfied by virtue of the Cash Payment delivered to the Payee by the Company in accordance with this Section 1(b) shall automatically be converted into Qualified Financing Securities upon the closing of the Qualified Financing in accordance with Section 1(a) above (subject, however, to the satisfaction of the Equity Conditions, as set forth in Section 1(a) hereof); and

(v)           Failure to Deliver Cash Payment Notice.  In the event that the Payee fails to deliver the Cash Payment Notice to the Company in a timely manner for any reason, the entire Outstanding Balance, without any further action by the Payee, shall automatically be converted into Qualified Financing Securities upon the closing of the Qualified Financing in accordance with Section 1(a) above (subject, however, to the satisfaction of the Equity Conditions, as set forth in Section 1(a) hereof).

2. Issuance of Warrants.  In consideration of the loan evidenced by this Note, upon the execution and delivery of this Note, the Company shall issue to the Payee Bridge Common Stock Warrants to purchase 350,000 shares of the Company’s common stock in the form attached as Exhibit A.

3. Voluntary Conversion of Principal and Interest. Subject to the terms and conditions of this Section 3 and provided this Note remains outstanding, at any time and from time to time prior to the Maturity Date (as defined below), the Payee shall have the right, at the Payee’s option, to convert all or a portion of the Outstanding Balance (the “Conversion Option”) into such number of fully paid and non-assessable shares of the Company’s common stock (the “Conversion Shares”) as is determined in accordance with the following formula: (the Outstanding Balance as of the date of the exercise of the Conversion Option) / the lesser of (i) the price per share of the most recent Equity or Equity Linked Financing (as defined below), (ii) the price per share of any Equity or Equity Linked Financing the Company enters into (“Subsequent Financing”) or (iii) the per share price of a share of the Company’s common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined below); provided, however, that in the event that the Payee elects to convert all or a portion of the Outstanding Balance pursuant to this Section 3 at any time after the Qualified Financing but prior to the satisfaction of the Equity Conditions as set forth in Section 1(a) hereof, such amount shall convert into the number of Conversion Shares determined in accordance with the Automatic Conversion Formula.  If the Payee desires to exercise the Conversion Option, the Payee shall, by personal delivery or nationally-recognized overnight carrier, surrender the original

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of this Note and give written notice to the Company (the “Conversion Notice”), which Conversion Notice shall (a) state the Payee’s election to exercise the Conversion Option, and (b) provide for a representation and warranty of the Payee to the Company that, as of the date of the Conversion Notice, the Payee has not assigned or otherwise transferred all or any portion of the Payee’s rights under this Note to any third parties.  The Company shall, as soon as practicable thereafter, issue and deliver to the Payee the number of Conversion Shares to which the Payee shall be entitled upon exercise of the Conversion Option.  Notwithstanding anything to the contrary contained in this Section 3, the Company shall have the right, at the Company’s option, on or prior to the consummation of the Qualified Financing (but not thereafter), to pay all or a portion of the accrued and unpaid interest due and payable to Payee upon Payee’s exercise of the Conversion Option in cash.  For purposes of this Agreement, (y) “Equity and Equity Linked Financing” shall mean the issuance and sale by the Company of its equity securities, the primary purpose of which is to raise capital for the Company, provided, however, that an Equity and Equity Linked Financing shall not be deemed to include the following issuances:  (1) shares of common stock issuable or issued to employees, independent contractors, consultants, directors or vendors of the Company directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors of the Company; (2) shares of common stock issued for the purpose of (I) a joint venture, technology licensing or research and development activity, (II) distribution or manufacture of the Company’s products or services, or (III) any other transaction involving a corporate partner that is for a purpose other than raising capital through the sale of equity securities; (3) shares of common stock issuable upon conversion of shares of preferred stock outstanding on the date hereof at the conversion price determined in accordance with the Company’s amended and restated articles of incorporation in effect as of the date hereof; (4) securities issued for the acquisition of another company by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization; (5) securities issued as a dividend or distribution on preferred stock; (6) securities issued as a dividend on common stock where the Company declares or pays a common stock dividend on the preferred stock in the same manner as declared or paid on the common stock; (7) shares of common stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of preferred stock will be converted to common stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such public offering; (8) shares of common stock issuable or shares of preferred stock issuable upon conversion or exercise of options, warrants, notes or other securities or rights granted pursuant to a loan or commercial lease transaction outstanding on the date hereof at the conversion price determined in accordance with the Company’s amended and restated articles of incorporation in effect as of the date hereof; or (9) by way of dividend or other distribution on shares of common stock excluded from the definition of additional stock by the foregoing clauses (1), (2), (3), (4), (5), (6), (7), (8) or this clause (9), and (z) “Fully-Diluted Basis” shall mean the total number of shares of common stock of the Company then issued and outstanding, assuming (1) the conversion of all preferred stock convertible into common stock; and (2) the exercise of  warrants to purchase 9,566,756 shares of common stock outstanding as of the date of the Note, assuming an exercise price of $.60 per share with respect to the warrants issued to the holders of the Original Bridge Notes; and (iii) the exercise of 6,336,050 options to purchase common stock issued pursuant to the Company’s stock option plans as of the date of this Note.
4. Ownership Cap and Certain Conversion Restrictions. Notwithstanding anything to the contrary set forth in this Note, if the number of shares of Common Stock to be issued pursuant to any conversion contemplated by this Note would exceed, when aggregated with all other shares of Common Stock owned by the Payee at such time, the number of shares of Common Stock which would result in the Payee beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, then the portion of the Outstanding Balance that upon conversion would cause the Payee to own in excess of 9.99% of the then issued and outstanding shares of Common Stock shall, at the Holder’s option, either (i) convert into the same number of shares of an alternative security of the Company as determined by the Board of Directors of the Borrower in the exercise of its fiduciary duties that would not otherwise result in Payee beneficially owning in excess of 9.99% of the then issued and outstanding shares of Common Stock of the Company, which security shall be convertible into the same number of shares of Common Stock (subject to an appropriate limitation on conversion to limit beneficial ownership to 9.99%) and provide typical protection in the even of merger, stock splits, and related transactions; or (b) remain outstanding (but with no additional interest accrued thereafter if, and only if,

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the Equity Conditions are satisfied), but such excess shall not be convertible until such portion of the Outstanding Balance can be converted into shares of the Company’s Common Stock without causing the Payee to beneficially own in excess of 9.99% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Note providing the Borrower with sixty-one (61) days notice (the “Waiver Notice”) that such Holder would like to waive this Section 4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

5. Most Favored Nations Exchange Right.  So long as this Note remains outstanding, if the Company enters into any Subsequent Financing on terms more favorable than the terms governing this Note, then the Payee in its sole discretion may exchange this Note (including principal and accrued interest hereunder) for the securities issued or to be issued in the Subsequent Financing.

6. Principal and Interest Payments.

(a) In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of this Note, the Company shall repay the entire principal balance then outstanding under this Note on December 31, 2009 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an additional one year in its sole discretion.

(b) Interest on the outstanding principal balance of this Note shall accrue at a rate of ten percent (10%) per annum commencing on the date hereof, which interest shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days.  In the event a Qualified Financing is not completed and to the extent the Payee has not exercised the Conversion Option, all accrued and unpaid interest due under this Note shall be payable on the Maturity Date (as the same may be extended pursuant to subsection (a) above) by the Company in cash.  Furthermore, upon the occurrence of an Event of Default (as defined below), then to the extent permitted by applicable law, the Company will pay interest to the Payee on the then outstanding principal balance of the Note from the date of the Event of Default until this Note is paid in full at the rate of fifteen percent (15%) per annum.

(c) Prepayment of principal under this Note without the express written consent of the Payee is not permitted. The Company may at any time, prior to the Qualified Transaction (but not thereafter unless the Equity Conditions are satisfied) without the consent of the Payee, pay accrued interest in cash.

7. Non-Business Days.  Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

8. Events of Default.  The occurrence of any of the following events shall be an “Event of Default” under this Note:

(a) the Company shall fail to make the payment of any principal amount outstanding for a period of ten (5) days after the date such payment shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or

(b) the Company shall fail to make the payment of any accrued and unpaid interest for a period of ten (5) days after the date such interest shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or

(c) any material breach by the Company of any representations or warranties or covenants or other obligations of the Company here under or in the Loan Agreement or Warrant; or

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(d) the holder of any indebtedness of the Company shall accelerate any payment of any amount or amounts of principal or interest on any such indebtedness (the “Indebtedness”) (other than with respect to this Note and notes of like tenor) prior to its stated maturity or payment date, the aggregate principal amount of which Indebtedness is in excess of $150,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within fifteen (15) business days of such acceleration; or

(e) A judgment or judgments for the payment of money shall be rendered against the Company for an amount in excess of $150,000 in the aggregate (net of any applicable insurance coverage) for all such judgments that shall remain unpaid for a period of thirty (30) consecutive days or more after its entry or issue or that shall not be discharged, released, dismissed, stayed or bonded (due to an appeal or otherwise) within the thirty (30) consecutive day period after its entry or issue; or

(f) the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code, as amended (the “Bankruptcy Code”) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, or (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic); or

(g) a proceeding or case shall be commenced in respect of the Company without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) consecutive days.

9. Remedies Upon An Event of Default.  If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, declare by written notice to the Company, the entire unpaid principal balance of this Note together with all interest accrued and unpaid hereon, due and payable without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company may exercise or otherwise enforce any one or more of the Payee’s rights, powers, privileges, remedies and interests under this Note or applicable law.  No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee.  No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.  Notwithstanding anything to the contrary contained in this Note, Payee agrees that its rights and remedies hereunder are limited to receipt of cash or shares of the Company’s common stock in the amounts described herein.

10. Replacement.  Upon receipt of a duly executed and notarized written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

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11. Parties in Interest; Transferability.  This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred or sold, pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company (other than to an affiliate of the Payee), which consent will not be unreasonably withheld.

12. Amendments.  This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

13. Notices.  Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Address of the Payee:	Platinum Long Term Growth VII, LLC
152 West 57th Street
54th Floor
New York, NY 10019
Attention: Michael Goldberg, M.D.
Tel. No.: (212) 271-7895
Fax No.: (212) 582-2424

Address of the Company:                                VistaGen Therapeutics, Inc.
384 Oyster Point Blvd., Suite #8
South San Francisco, CA 94080
Attention: Chief Executive Officer
Tel. No.: (650) 244-9990
Fax No.: (650) 244-9991

14. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions.  This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

15. Headings.  Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

16. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Payee’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate.  Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

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17. Failure or Delay Not Waiver.  No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

18. Enforcement Expenses.  The Company agrees to pay all reasonable costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses.

19. Binding Effect.  The obligations of the Company and the Payee set forth herein shall be absolute and binding upon the successors and permitted assigns of each such party.

20. Compliance with Securities Laws.  The Payee acknowledges and agrees that this Note and the securities issuable upon the conversion of this Note, is being, and will be, acquired solely for the Payee’s own account and not as a nominee for any other party, and for investment purposes only and not with a view to the resale or distribution of any part thereof, and that the Payee shall not offer, sell or otherwise dispose of this Note or the securities issuable upon the conversion of this Note other than in compliance with applicable federal and state laws.  The Payee understands that this Note and the securities issuable upon the conversion of this Note are “restricted securities” under applicable federal and state securities laws and that such securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Payee represents and warrants to the Company that the Payee is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.  This Note and any Note issued in substitution or replacement therefore, and the securities issuable upon the conversion of this Note, shall be stamped or imprinted with a legend in substantially the following form:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

21. Severability.  The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

22. Consent to Jurisdiction.  Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 13 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by applicable law.

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23. Waivers.  Except as otherwise specifically provided herein, the Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and does hereby consent to any number of renewals or extensions of the time for payment hereof and agrees that any such renewals or extensions may be made without notice and without affecting its liability herein, AND DOES HEREBY WAIVE TRIAL BY JURY.  No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

24. Assignment.  The Company shall not have the right to assign its rights and obligations hereunder or any interest herein.

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

VISTAGEN THERAPEUTICS, INC.

By:
Name:                  Franklin Rice
Title:                  Executive Vice President Finance and Administration

VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 1 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 1 to Senior Convertible Promissory Bridge Note (the “Amendment”) is made as of December 30, 2009, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, as amended by that certain Amendment No. 1 to Second Amended and Restated Letter Loan Agreement dated October 14, 2009 (the “Agreement”), pursuant to which the Company issued to the Lender a senior convertible promissory note dated May 16, 2008 in the aggregate principal amount of $250,000 (the “May 16 Note”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender now desire to amend the May 16 Note to extend the Maturity Date (as defined in the May 16 Note) from December 31, 2009 to December 31, 2010.

WHEREAS, Section 12 of the May 16 Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the May 16 Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the May 16 Note.
2. Amendment to Section 6(a) of the May 16 Note. Section 6(a) of the May 16 Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2010 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of May 16 Note.  Except as expressly modified hereby, all terms, conditions and provisions of the May 16 Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the May 16 Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Facsimile counterparts shall be deemed to be originals.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	LENDER:

 VISTAGEN THERAPEUTICS, INC. LLC                              PLATINUM LONG TERM GROWTH VII,

 By:__________________________            By:______________________________
 Shawn Singh
 Chief Executive Officer                          Its: _____________________________

[Signature Page to Amendment No. 1 to Senior Convertible Promissory Bridge Note]

VISTAGEN THERAPEUTICS, INC.

AMENDMENT NO. 2 TO SENIOR CONVERTIBLE PROMISSORY BRIDGE NOTE

This Amendment No. 2 to Senior Convertible Promissory Bridge Note (the “Amendment”) is made as of December ___, 2010, by and among VistaGen Therapeutics, Inc., a California corporation (the “Company”) and Platinum Long Term Growth VII, LLC (the “Lender”).

RECITALS

WHEREAS, the Lender and the Company are parties to that certain Second Amended and Restated Letter Loan Agreement dated May 16, 2008, as amended by that certain Amendment No. 1 to Second Amended and Restated Letter Loan Agreement dated October 16, 2009 (the “Agreement”), pursuant to which the Company issued to the Lender a senior convertible promissory note dated May 16, 2008 in the aggregate principal amount of $250,000 (as amended, the “May 16 Note”) in accordance with the terms of the Agreement.

WHEREAS, the Company and the Lender now desire to amend the May 16 Note to extend the Maturity Date (as defined in the May 16 Note) from December 31, 2010 to December 31, 2011.

WHEREAS, Section 12 of the May 16 Note provides that it may only be amended by written consent of the Company and the Lender.

NOW, THEREFORE, in consideration of the mutual premises and covenants set forth herein, the Company and the Lender hereby agree to amend the May 16 Note as set forth herein:

A M E N D M E N T

1. Definitions.  Except as otherwise provided herein, capitalized terms used in this Amendment shall have the definitions set forth in the May 16 Note.

2. Amendment to Section 6(a) of the May 16 Note. Section 6(a) of the May 16 Note shall be amended and restated in its entirety as follows:

“(a)           In the event a Qualified Financing is not completed and the Payee has not exercised the Conversion Option with respect to the entire amount of the Note, the Company shall repay the entire principal balance then outstanding under the Note on December 31, 2011 (the “Maturity Date”); provided that the Payee may extend the Maturity Date up to an addition year in its sole discretion.”

3. Terms of May 16 Note.  Except as expressly modified hereby, all terms, conditions and provisions of the May 16 Note shall continue in full force and effect.

4. Conflicting Terms.  In the event of any inconsistency or conflict between the May 16 Note and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5. Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Facsimile counterparts shall be deemed to be originals.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

THE COMPANY:	LENDER:

 VISTAGEN THERAPEUTICS, INC.  LLC                                       PLATINUM LONG TERM GROWTH VII,

 By:______________________                     By:___________________________
 Shawn K. Singh, JD
 Chief Executive Officer                             Its: ___________________________

[Signature Page to Amendment No. 2 to Senior Convertible Promissory Bridge Note]

Exhibit B-l
Form of New Note

THIS NOTE AND THE SECURITIES INTO WHICH IT IS CONVERTIBLE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

VISTAGEN THERAPEUTICS, INC. Amended and Restated Senior Convertible Promissory Bridge Note

U.S. $4,000,000                                           Original Issuance Date: June 19,2007
Maturity Date: June 30, 2012

FOR VALUE RECEIVED, VistaGen Therapeutics, Inc., a California corporation (the "Company"), hereby promises to pay to the order of Platinum Long Term Growth VII, LLC or any permitted holder of this Senior Convertible Promissory Bridge Note (the "Payee"), at the principal office of the Payee set forth herein, or at such other place as the Payee may designate in writing to the Company, the principal sum of Four Million Dollars ($4,000,000), with interest on the unpaid principal balance hereof at a rate equal to ten percent (10%) per annum from and including November 1, 2009 (the "Interest Accrual Date"), in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts and in immediately available funds, as provided in this Senior Convertible Promissory Bridge Note (this "Note"). This Note is being issued pursuant to the terms and conditions of that certain Letter Loan Agreement, dated June 19, 2007, as amended, by and between the Company and Payee, (the "Loan Agreement"), and replaces those senior convertible promissory notes in the aggregate principal amount of Four Million Dollars ($4,000,000) issued by the Company as provided in the Loan Agreement.

1.       Automatic Conversion of Principal and Interest; Cash Payment Option.
Subject to Section 4 hereof, upon the closing by the Company of a "Qualified Financing", (as defined below), the outstanding principal amount of this Note together with all accrued and unpaid interest hereunder (the "Outstanding Balance") shall be automatically converted, at the closing and on the same terms and conditions of the Qualified Financing, into such securities, including warrants of the Company, as are issued in the Qualified Financing (the "Qualified Financing Securities"), the number of which shall be determined in accordance with one of the following three formulas, as selected by the Payee in its sole discretion: (A) (the Outstanding Balance as of the closing of the Qualified Financing x (1.25) / $1.75 per share of the Company's Common Stock (as the same may be adjusted as set forth herein, the "Fixed Conversion Price"). (B) (the Outstanding Balance as of the closing of the Qualified Financing x (1.25) / (the per security price of the securities sold in the Qualified Financing (valued at the lowest per share price if more than one transaction constitutes the Qualified Financing)), or (C) (the Outstanding Balance as of the closing of the Qualified Financing) / (the per share price of a share of the Company's common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined in Section 3 below) (the "Automatic Conversion Formula""): provided, however, that, without the consent of the Holder, no such automatic conversion shall occur with respect to a portion of the Note unless and until the shares issuable to the Holder pursuant to the conversion of such portion of the Note are freely tradable as herein provided (the "Equity Conditions").   For purposes of this Note, a "Qualified Financing" shall mean and be deemed to have occurred following the last to occur of the following:  (i) the closing by the Company of an equity or equity based financing or a series of equity financing following May 1, 2011 resulting in aggregate gross proceeds to the Company totaling at least $5,000,000 (including the cancellation of indebtedness not otherwise convertible by its terms); and (ii) the Company becomes a Public Company (as defined below). For purposes of the foregoing definition of the Equity Conditions and notwithstanding any restriction on transfer imposed by Section 6(g) of the Loan Agreement, shares issuable to Holder pursuant to a conversion of the Note shall be deemed freely tradable if: (A) the Company is then a Public Company, and (B) such shares (as to all or any portion thereof upon or immediately following conversion): (i) have been issued to Holder pursuant to a registration statement declared effective under the Securities Act, including, without limitation, any such registration statement declared effective in connection with the Qualified Financing, (ii) are registered for resale pursuant to a then effective registration statement declared effective under the Securities Act (and the Company believes, in good faith, that such effectiveness shall continue for the foreseeable future); or (iii) can be sold in any ninety (90) day period without registration under the Securities Act in compliance with Rule 144 promulgated thereunder, including, without limitation, the volume limitations with respect to such sales as contained in paragraph (e) of Rule 144 to the extent applicable. The principal amounts of this Note shall not be included in determining the threshold amount for a Qualified Financing. Upon such automatic conversion, the Payee shall be deemed to be a purchaser in the Qualified Financing and shall be granted all rights, including registration rights afforded to an investor in the Qualified Financing. In the event that the Payee for any reason fails to inform the Company of the Automatic Conversion Formula it desires to use to determine the number of Qualified Financing Securities it will receive pursuant to this Section 1(a), the Outstanding Balance will be converted using the Automatic Conversion Formula that results in the Payee receiving the highest number of Qualified Financing Securities issuable to the Payee upon closing of the Qualified Financing. For purposes of this Section 1, "Public Company" shall mean the Company or the successor of the Company after the occurrence of a Public Event. "Public Event" shall mean the date upon which the Company becomes a publicly traded company or it or any successor is owned by a publicly traded company, by way or merger, share exchange or otherwise. Any balance on this Note that has not converted under this Section 1(a) because the Equity Conditions have not occurred shall thereafter automatically convert upon satisfaction of the Equity Conditions (to the extent the same has not previously been converted pursuant to Section 3 hereof).

2. Adjustment to Fixed Exercise Price. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock issued by the Company, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Fixed Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Fixed Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the
Fixed Exercise Price then in effect. The Fixed Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 2. Similar equitable adjustments shall be made for purposes of the determination of the price of any Qualified Financing pursuant to Section 1 above.

3.       Voluntary Conversion of Principal and Interest. Subject to the terms and conditions of this Section 3 and provided this Note remains outstanding, at any time and from time to time prior to the Maturity Date (as defined below), the Payee shall have the right, at the Payee's option, to convert all or a portion of the Outstanding Balance (the "Conversion Option") into such number of fully paid and non-assessable shares of the Company's common stock (the "Conversion Shares") as is determined in accordance with the following formula: (125% of the Outstanding Balance being converted as of the date of the exercise of the Conversion Option) / the lesser of (i) the Fixed Conversion Price, (ii) the price per share of any Equity or Equity Linked Financing the Company enters into ("Subsequent Financing") or (iii) the per share price of a share of the Company's common stock assuming a $30 million valuation of the Company on a Fully Diluted Basis (as defined below); provided, however, that in the event that the Payee elects to convert all or a portion of the Outstanding Balance pursuant to this Section 3 at any time after the Qualified Financing but prior to the satisfaction of the Equity Conditions as set forth in Section 1(a) hereof, such amount shall convert into the number of Conversion Shares determined in accordance with the Automatic Conversion Formula selected by the Payee pursuant to Section 1 above. If the Payee desires to exercise the Conversion Option, the Payee shall, by personal delivery or nationally-recognized overnight carrier, surrender the original of this Note and give written notice to the Company (the "Conversion Notice"), which Conversion Notice shall (a) state the Payee's election to exercise the Conversion Option, and (b) provide for a representation and warranty of the Payee to the Company that, as of the date of the Conversion Notice, the Payee has not assigned or otherwise transferred all or any portion of the Payee's rights under this Note to any third parties. The Company shall, as soon as practicable thereafter, issue and deliver to the Payee the number of Conversion Shares to which the Payee shall be entitled upon exercise of the Conversion Option, together with a note representing the unconverted balance (if any). Notwithstanding anything to the contrary contained in this Section 3, the Company shall have the right, at the Company's option, on or prior to the consummation of the Qualified Financing (but not thereafter), to pay all or a portion of the accrued and unpaid interest due and payable to Payee upon Payee's exercise of the Conversion Option in cash. For purposes of this Agreement, (y) "Equity and Equity Linked Financing" shall mean the issuance and sale by the Company of its equity securities, the primary purpose of which is to raise capital for the Company, provided, however, that an Equity and Equity Linked Financing shall not be deemed to include the following issuances: (1) shares of common stock issuable or issued to employees, independent contractors, consultants, directors or vendors of the Company directly or pursuant to a stock option plan, restricted stock plan or other agreement approved by the Board of Directors of the Company; (2) shares of common stock issued for the purpose of (I) a joint venture, technology licensing or research and development activity, (II) distribution or manufacture of the Company's products or services, or (III) any other transaction involving a corporate partner that is for a purpose other than raising capital through the sale of equity securities; (3) shares of common stock issuable upon conversion of shares of preferred stock outstanding on the Original Issuance Date at the conversion price determined in accordance with the Company's amended and restated articles of incorporation in effect as of the Original Issuance Date; (4) securities issued for the acquisition of another company by the Company by merger, purchase of substantially all of the assets of such corporation or other reorganization; (5) securities issued as a dividend or distribution on preferred stock; (6) securities issued as a dividend on common stock where the Company declares or pays a common stock dividend on the preferred stock in the same manner as declared or paid on the common stock; (7) shares of common stock issued or issuable (I) in apublic offering before or in connection with which all outstanding shares of preferred stock will be converted to common stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such public offering; (8) shares of common stock issuable or shares of preferred stock issuable upon conversion or exercise of options, warrants, notes or other securities or rights granted pursuant to a loan or commercial lease transaction outstanding on the Original Issuance Date at the conversion price determined in accordance with the Company's amended and restated articles of incorporation in effect as of the Original Issuance Date; or (9) by way of dividend or other distribution on shares of common stock excluded from the definition of additional stock by the foregoing clauses (1), (2), (3), (4), (5), (6), (7), (8) or this clause (9), and (z) "Fully-Diluted Basis" shall mean the total number of shares of common stock of the Company then issued and outstanding, assuming (1) the conversion of all preferred stock convertible into common stock; and (2) the exercise of warrants to purchase 956,676 shares of common stock outstanding as of the Original Issuance Date of the Note, assuming an exercise price of $6.00 per share with respect to the warrants issued to the holders of the Original Bridge Notes; and (iii) the exercise of 633,605 options to purchase common stock issued pursuant to the Company's stock option plans as of the Original Issuance Date of this Note.

4.           Ownership Cap and Certain Conversion Restrictions. Notwithstanding anything to the contrary set forth in this Note, if the number of shares of Common Stock to be issued pursuant to any conversion contemplated by this Note would exceed, when aggregated with all other shares of Common Stock owned by the Payee at such time, the number of shares of Common Stock which would result in the Payee beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock, then the portion of the Outstanding Balance that upon conversion would cause the Payee to own in excess of 9.99% of the then issued and outstanding shares of Common Stock shall, at the Holder's option, either (i) convert into the same number of shares of an alternative security of the Company as determined by the Board of Directors of the Borrower in the exercise of its fiduciary duties that would not otherwise result in Payee beneficially owning in excess of 9.99% of the then issued and outstanding shares of Common Stock of the Company, which security shall be convertible into the same number of shares of Common Stock (subject to an appropriate limitation on conversion to limit beneficial ownership to 9.99%) without payment of additional consideration (other than a proportionate surrender of such security) and provide typical protection in the even of merger, stock splits, and related transactions; or (b) remain outstanding (but with no additional interest accrued thereafter if, and only if, the Equity Conditions are satisfied), but such excess shall not be convertible until such portion of the Outstanding Balance can be converted into shares of the Company's Common Stock without causing the Payee to beneficially own in excess of 9.99% of the then issued and outstanding shares of Common Stock; provided, however, that upon a holder of this Note providing the Borrower with sixty-one (61) days notice (the "Waiver Notice") that such Holder would like to waive this Section 4 with regard to any or all shares of Common Stock issuable upon conversion of this Note, this Section 4 will be of no force or effect with regard to all or a portion of the Note referenced in the Waiver Notice.

5.           Most Favored Nations Exchange Right. So long as this Note remains outstanding, if the Company enters into any Subsequent Financing on terms more favorable than the terms governing this Note, then the Payee in its sole discretion may exchange this Note (including principal and accrued interest hereunder) for the securities issued or to be issued in the Subsequent Financing.

6.           Principal and Interest Payments.

(a)           In the event a Qualified Financing is not completed or the Payee has not exercised the Conversion Option with respect to the entire amount of this Note, the Company shall repay the entire principal balance then outstanding under this Note on June 30, 2012 (the "Maturity Date"): provided that the Payee may extend the Maturity Date up to an additional one year in its sole discretion.
(b)           Interest on the outstanding principal balance of this Note shall accrue at a rate of ten percent (10%) per annum commencing on the Interest Accrual Date, which interest shall be computed on the basis of the actual number of days elapsed and a year of three hundred and sixty (360) days. In the event a Qualified Financing occurs on or before December 31, 2011, any interest occurring from the date of issuance of this Amended and Restated Note (May, 2011) to the date of closing of such Qualified Financing shall be forgiven. In the event a Qualified Financing is not completed and/or to the extent the Payee has not exercised the Conversion Option, all accrued and unpaid interest due under this Note shall be payable on the Maturity Date (as the same may be extended pursuant to subsection (a) above) by the Company in cash. Furthermore, upon the occurrence of an Event of Default (as defined below), then to the extent permitted by applicable law, the Company will pay interest to the Payee on the then outstanding principal balance of the Note from the date of the Event of Default until this Note is paid in full at the rate of fifteen percent (15%) per annum.
(c)           Prepayment of principal under this Note without the express written consent of the Payee is not permitted. The Company may at any time, prior to the Qualified Transaction (but not thereafter unless the Equity Conditions are satisfied) without the consent of the Payee, pay accrued interest in cash.

7.           Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

8.           Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

(a)           the Company shall fail to make the payment of any principal amount outstanding for a period of ten (10) days after the date such payment shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or
(b)           the Company shall fail to make the payment of any accrued and unpaid interest for a period of ten (10) days after the date such interest shall become due and payable hereunder; provided, however, that the Company shall have five (5) days to cure any such default; or
(c)           any material breach by the Company of any representations or warranties or covenants or other obligations of the Company hereunder or in the Loan Agreement or the Warrants issued to the Payee; or
(d)           the holder of any indebtedness of the Company shall accelerate any payment of any amount or amounts of principal or interest on any such indebtedness (the "Indebtedness") (other than with respect to this Note and notes of like tenor) prior to its stated maturity or payment date, the aggregate principal amount of which Indebtedness is in excess of $150,000, whether such Indebtedness now exists or shall hereinafter be created, and such accelerated payment entitles the holder thereof to immediate payment of such Indebtedness which is due and owing and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within fifteen (15) business days of such acceleration; or

(e)           A judgment or judgments for the payment of money shall be rendered against the Company for an amount in excess of $150,000 in the aggregate (net of any applicable insurance coverage) for all such judgments that shall remain unpaid for a period of thirty (30) consecutive days or more after its entry or issue or that shall not be discharged, released, dismissed, stayed or bonded (due to an appeal or otherwise) within the thirty (30) consecutive day period after its entry or issue; or
(f)           the Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code, as amended (the "Bankruptcy Code") or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, or (v) acquiesce in writing to any petition filed against it in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic); or
(g)           a proceeding or case shall be commenced in respect of the Company without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) consecutive days.

9.           Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Payee of this Note may at any time at its option, declare by written notice to the Company, the entire unpaid principal balance of this Note together with all interest accrued and unpaid hereon, due and payable without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Company may exercise or otherwise enforce any one or more of the Payee's rights, powers, privileges, remedies and interests under this Note or applicable law. No course of delay on the part of the Payee shall operate as a waiver thereof or otherwise prejudice the right of the Payee. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise. Notwithstanding anything to the contrary contained in this Note, Payee agrees that its rights and remedies hereunder are limited to receipt of cash or shares of the Company's common stock in the amounts described herein.

10.           Replacement. Upon receipt of a duly executed and notarized written statement from the Payee with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Company shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

11.           Parties in Interest; Transferability. This Note shall be binding upon the Company and its successors and assigns and the terms hereof shall inure to the benefit of the Payee and its successors and permitted assigns. This Note may not be transferred or sold, pledged, hypothecated or otherwise granted as security by the Payee without the prior written consent of the Company (other than to an affiliate of the Payee), which consent will not be unreasonably withheld.

12.           Amendments. This Note may not be modified or amended in any manner except in writing executed by the Company and the Payee.

13.           Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

Address of the Payee:                                                      Platinum Long Term Growth VII, LLC
152 West 57th Street 4th Floor
New York, NY 10019 Attention: Michael Goldberg, M.D. Tel. No.: (212) 271-7895 Fax No.: (212) 582-2424
Address of the Company:                                                      VistaGen. Therapeutics, Inc.
384 Oyster Point Blvd., Suite #8 South San Francisco, CA 94080 Attention: Chief Executive Officer Tel. No.: (650) 244-9990 Fax No.: (650) 244-9991

14.           Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

15.           Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

16.           Remedies, Characterizations. Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a
Payee's right to pursue actual damages for any failure by the Company to comply with the terms of this Note. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Payee and that the remedy at law for any such breach may be inadequate. Therefore the Company agrees that, in the event of any such breach or threatened breach, the Payee shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

17.           Failure or Delay Not Waiver. No failure or delay on the part of the Payee in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

18.           Enforcement Expenses. The Company agrees to pay all reasonable costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

19.           Binding Effect. The obligations of the Company and the Payee set forth herein shall be absolute and binding upon the successors and permitted assigns of each such party.

20.           Compliance with Securities Laws. The Payee acknowledges and agrees that this Note and the securities issuable upon the conversion of this Note, is being, and will be, acquired solely for the Payee's own account and not as a nominee for any other party, and for investment purposes only and not with a view to the resale or distribution of any part thereof, and that the Payee shall not offer, sell or otherwise dispose of this Note or the securities issuable upon the conversion of this Note other than in compliance with applicable federal and state laws. The Payee understands that this Note and the securities issuable upon the conversion of this Note are "restricted securities" under applicable federal and state securities laws and that such securities have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"). The Payee represents and warrants to the Company that the Payee is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act. This Note and any Note issued in substitution or replacement therefore, and the securities issuable upon the conversion of this Note, shall be stamped or imprinted with a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS VISTAGEN THERAPEUTICS, INC. SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT THE REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED."

21.           Severability. The provisions of this Note are severable, and if any provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this Note in any jurisdiction.

22.           Consent to Jurisdiction. Each of the Company and the Payee (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Payee consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address set forth in Section 13 hereof and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 22 shall affect or limit any right to serve process in any other manner permitted by applicable law.

23.           Waivers. Except as otherwise specifically provided herein, the Company hereby waives presentment, demand, notice of nonpayment, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and does hereby consent to any number of renewals or extensions of the time for payment hereof and agrees that any such renewals or extensions may be made without notice and without affecting its liability herein, AND DOES HEREBY WAIVE TRIAL BY JURY. No delay or omission on the part of the Payee in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Payee, nor shall any waiver by the Payee of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

24.           Assignment. The Company shall not have the right to assign its rights and obligations hereunder or any interest herein.

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first written above.

VISTAGEN THERAPEUTICS, INC.

By:„
Name: H. Ralph Snodgrass Title: President